                               [graphic omitted]

                                 TWEEDY, BROWNE
                               GLOBAL VALUE FUND

                                ----------------
                                     ANNUAL
                                ----------------
                                 MARCH 31, 1997
                                ----------------

                               [graphic omitted]

                                 TWEEDY, BROWNE
                              AMERICAN VALUE FUND

                           TWEEDY, BROWNE FUND INC.

Investment Manager's Report ........................................       1

Tweedy, Browne Global Value Fund:
  Portfolio Highlights .............................................      15
  Portfolio of Investments .........................................      16
  Schedule of Forward Exchange Contracts ...........................      25
  Statement of Assets and Liabilities ..............................      31
  Statement of Operations ..........................................      32
  Statements of Changes in Net Assets ..............................      33
  Financial Highlights .............................................      34
  Notes to Financial Statements ....................................      35
  Report of Ernst & Young LLP, Independent Auditors ................      43
  Tax Information ..................................................      44

Tweedy, Browne American Value Fund:
  Portfolio Highlights .............................................      45
  Portfolio of Investments .........................................      46
  Schedule of Forward Exchange Contracts ...........................      53
  Statement of Assets and Liabilities ..............................      54
  Statement of Operations ..........................................      55
  Statements of Changes in Net Assets ..............................      56
  Financial Highlights .............................................      57
  Notes to Financial Statements ....................................      58
  Report of Ernst & Young LLP, Independent Auditors ................      66
  Tax Information ..................................................      67

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    This report is for the information of the shareholders of Tweedy, Browne
Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Tweedy, Browne Company L.P. is a member of the NASD and is the Distributor of the Company.
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

TWEEDY, BROWNE FUND INC.

------------------------------------------------------------------------------
Investment Manager's Report
------------------------------------------------------------------------------

To Our Shareholders:

                                           [Graphic Omitted]
                             Will Browne, John Spears and Chris Browne

    We are pleased to present the Annual Report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the fiscal year ended March 31, 1997. In our Semi-Annual Report as of September 30, 1996, we experimented with combining the reports of our two Funds and asked our shareholders for their opinion on this combined format. We are happy to report that the new format was met with approval by all who re-sponded, so we will continue to report in this manner. Unanimity of opinion is rare in the investment world, so we are particularly gratified that our experiment was greeted with approval. It makes our task of reporting somewhat easier and permits all of our shareholders to hear our complete views, irrespective of whether they apply to stocks in the U.S. or outside the U.S. Additionally, as some of you pointed out, there is a savings in printing costs by combining the reports. We have also followed the suggestion of one shareholder and separated the discussions that are specific to one or the other Fund, and combined the discussion that is more general and relevant to both Funds.

    For the year ended March 31, 1997, the net asset value of the shares of the Global Value Fund increased 16.66%* to $15.46 per share. This performance includes the reinvestment of a dividend of $1.1225 per share paid in December 1996. For the same period, the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East Index ("EAFE") gained 1.45%. The EAFE Index is measured in U.S. dollars so any rise in the value of the dollar vis-a-vis other currencies would reduce the reported results of the Index. This was the case in the past twelve months. EAFE in local currencies rose 10.23%. However, the most relevant comparison to our performance is EAFE hedged back into the dollar, by which we mean the Index is calculated as if the investment positions in each of the countries in the Index were dollar hedged. The EAFE Index hedged showed a gain of 12.53%. One of the questions we were asked following our discussion of currency hedging in a previous letter was whether we know what our performance would have been if we had not hedged our currency exposure. We have not made this particular calculation and we do not think it would be easy to do. The comparison of the EAFE Index in dollars, in local currency, and hedged gives some indication of the impact of currencies and hedging. Clearly, hedging was the course to have followed in the past year. If we subtract the results of the EAFE Index, as measured in dollars, 1.45%, from the local currency version of the EAFE Index, 10.23%, we see that the rise in the dollar reduced the increase in the local markets by 8.78%.

    Furthermore, if we subtract the increase in the local currency version, 10.23%, from the hedged EAFE Index, 12.53%, we see that hedging actually added 2.30% to the EAFE Index's performance. The reason for this is the difference in the one-year interest rate between the U.S. and the countries that comprise the EAFE Index. Put another way, the weighted average interest rate in the countries in the Index was 2.29% lower than the one-year U.S. interest rate. While hedging was a good thing to do last year, we do not wish to take any credit for doing so. As we hope our shareholders all know, it is our policy to maintain a fully hedged position at all times. Just as we do not pretend to be able to predict where individual stock markets are headed, we certainly do not have a clue as to where eighteen different currencies are going in relation to the dollar.

------------
*Past performance is not a guarantee of future results and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost.

    The composition of the portfolio of the Global Value Fund, in geographic terms, has not changed appreciably over the past year. The table below shows our investment positions by geographic area:

                                          1996           1997
-------------------------------------------------------------------
Europe                                    55.8%          49.0%
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Australasia                               17.8           21.6
-------------------------------------------------------------------
North America                             16.1           17.2
-------------------------------------------------------------------

    We are currently invested in 21 countries. The five largest areas of investment by country at fiscal year-end 1997 as compared to fiscal year-end 1996 is as follows:

                                       1996                            1997
-------------------------------------------------------------------------------
Switzerland                            16.0%       Japan               18.7%
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Japan                                  14.9        USA                 15.1
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USA                                    14.6        Switzerland         12.7
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France                                  9.0        U.K.                 6.5
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Netherlands                             8.9        France               6.3
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    We still do not, and probably never will, pay any attention to country weightings of the popular indices when investing the assets of your/our Fund. Our relatively small position in Japan as compared to EAFE probably helped last year as the Japanese Index declined 25.7%. Again, this should be chalked up to luck rather than genius. We simply have not found enough opportunities in Japan to warrant investing an amount equal to the 29% weighting Japan has in the EAFE Index. In some future year, the Japanese market could well roar ahead, and if we are less invested than the Index, in all likelihood we will underperform.

    Our focus is on finding cheap stocks on a global basis. In this regard, we are more concerned with what we call the portfolio characteristics of the Global Value Fund. We focus on how much of our money is invested in stocks that have a cheap market price in relation to book value, and how much of our money is invested in stocks that are selling at low price/earnings ratios. As of March 31, 1997, 32% of our assets were invested in 139 issues selling at a weighted average price of 74% of book value. In the Worldscope global database of 8,272 stocks with a market capitalization of $100 million or more, only 445 issues, or 5% of the total, were selling at a price-to-book value ratio of 74% or less. In other words, 95% were more expensive than our holdings on this basis. From a price/earnings standpoint, 51% of the Global Value Fund's assets were invested in 79 issues selling at a weighted average of 10.7 times actual or estimated earnings. Again, in the Worldscope global database, only 994 companies, or 12% of the total, were selling at 10.7 times earnings or less, which means that 88% of the companies were more expensive.

    The performance of the American Value Fund was better on an absolute basis, although not as good on a relative basis. For the year ended March 31, 1997, the net asset value of the American Value Fund increased 17.75%*, to $16.22 per share after adding back a dividend of $0.5865 per share paid in December 1996. During the same period, the Standard & Poor's 500 Stock Index ("S&P 500") gained 19.82%, including the reinvestment of dividends. It is always nice to think one can beat the S&P 500 year in and year out, but our experience tells us this is not possible. Since we do not invest your/our Fund to look like the S&P 500, we assume that the S&P 500 will outperform us about 33% of the time as it has over the last 22 years. The results of the S&P 500 this past year were primarily caused by a handful of big capitalization stocks. Broader indices, which include smaller and medium size stocks, did not fair as well. For example, the Wilshire 5000 Index gained 15.51% and the Russell 3000 Index rose 16.42%. Because we invest across the full spectrum of all market caps (approximately 40% of the American Value Fund is invested in stocks with market caps of less than $1 billion), it is difficult for us to outperform the S&P 500 at a time when large cap stocks are beating the overall market. On a calendar year basis, our performance in 1996 just about matched that of the S&P 500, 22.45% for the American Value Fund versus 23% for the S&P 500. Our long-term goal is to compound our net worth at something north of 15% per year as compared to the S&P 500's long-term result of 10.5%. While past performance is no guarantee of future performance, we have achieved our goal in the past and hope we will continue to do so in the future.

    The portfolio characteristics of the American Value Fund also diverge significantly from that of the S&P 500. While there is some concern voiced in the investment community about the current level of the S&P 500 in terms of price/earnings ratios and price-to-book value ratios as compared to historic levels, we believe our portfolio holds greater value than the S&P 500. As of March 31, 1997, 20% of the American Value Fund's assets were invested in 73 stocks selling at a weighted average price-to-book value ratio of 76% as compared to a price-to-tangible book value ratio of 443% for the S&P 500. Moreover, in the Bloomberg database of 3,809 stocks with a market capitalization of $100 million or more, only 75 stocks, or 2% of the total, were selling at 76% of book value or less. A further 53% of the American Value Fund's portfolio was invested in 58 stocks selling at a weighted average price-to-actual or estimated earnings of 10 times as compared to a price/ earnings ratio of 20 times for the S&P 500. Again, in the Bloomberg database, only 261 stocks out of 3,809 stocks with a market capitalization of $100 million or more, 7% of the total, were selling at 10 times earnings or less. We like to keep both of our Funds invested in the lower value tiers of all stocks, as our experience and that of numerous academic studies tells us that this is where we can expect satisfactory long-term results.

------------
*Past performance is not a guarantee of future results and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost.


    The fact that we discuss our results in relation to an index, whether it be EAFE or the S&P 500, may seem inconsistent with our previously espoused views that too much short-term attention is focused on comparisons to an index benchmark. We are required to present our results in relation to some relevant index. Although we do not think it is important on a short-term basis, over the long term, these comparisons provide a measure of how successful a particular investment philosophy is. Over the short term, the indices also provide fodder for the stock market pundits. The last two years have been exceptionally good in the stock market. This much prosperity usually begets fears that things cannot continue to be so good. This is probably true. We do not think the stock market can continue to compound at 20% to 30% as it has in the past two years unless all rational measurements of fundamental values are thrown out the window. Stock market pundits are increasingly talking of a "correction" in stock prices. The month of March, which is supposed to come in like a lion and go out like a lamb, did the opposite this year, at least as measured by the market. A correction could certainly happen if for no other reason than corrections do happen, and it has been so long since we have had one. Moreover, the S&P 500 is selling at somewhere between 17 and 19 times estimated 1997 earnings, depending upon whether one assumes earnings will increase 7% or 10% this year as compared to an historic multiple of 14.5 times earnings. Last year the earnings of the S&P 500 came in better than analysts' predictions, which helped to propel the market's rise in 1996. This is not usually the case. Traditionally, analysts' estimates start high in the beginning of the year and are revised downward as the year unfolds. We do not pay much attention to these estimates as we are generally skeptical about predictions of the future other than the inevitability of death and taxes. However, the question keeps coming up, particularly now, given the market's performance so far in April. As "professionals", we are presumed to have some opinion on these matters or some special knowledge which will guide our investment decisions. We do not like to disappoint our investors, but we must admit that we do not know what the stock market will do this quarter, this year or next year. Long term, we know that the stock market has risen, as corporate profits, dividends and intrinsic values have grown, and that stocks have beaten bonds and cash. We see no reason why this should not continue in the future, especially for stocks that are cheap in relation to assets or earnings. We also know that from time to time the market declines. The S&P 500 has declined in 20 of the past 71 years, or 28% of the time. If Mr. Stock Market were a major league baseball player and got a hit 72% of the times at bat, he would be in both the Baseball Hall of Fame AND "Ripley's Believe It or Not".

    It would be nice to be able to "call the market" with some degree of accuracy, but we cannot. If we could, we would presumably sell everything the day before the onset of the correction or the bear market, sit on the sidelines, and then plunge back in when the market started to rise again. This presumes we would not only know when the decline would begin but also when it would end. When we start to claim such divine knowledge, our investors should start to worry. We recently saw some data that showed the results an investor would have experienced if he/she had invested in the S&P 500 at the beginning of 1985 and had cashed out before the 1987 crash, just after the crash, or ignored the whole thing and stayed invested through 1993. The respective performance numbers are:
204%, 117% and 278%. Bear markets do occur. Fortunately, they generally do not last more than six to twelve months, and the average time it takes a market to recover to its previous high is another six to twelve months. The bear market of 1973-1974 and the Great Depression are obvious exceptions, but so were the economic circumstances. This is not to say that some unforeseen economic or political event could not send the stock market into a tailspin. The future is nothing more than the past repeating itself. If Iran decided to lob a few missiles across the Persian Gulf towards Saudi Arabia, the stock market would probably decline significantly. These things happen. One friend of ours calls this the caribou factor. When a hunter looks into the woods, he cannot see the caribou until it moves. After it moves, it seems obvious where the beast had been standing all the time. Similarly, no one knows what will make the stock market decline. After it happens, many will wonder why they could not foresee these events. If investors knew what was going to make the market decline in the future, it would have already declined. Stock markets are very efficient at processing important economic events and incorporating them into the overall price level. In the same way, everyone in Los Angeles probably knows there will someday be another earthquake, and yet they have not all moved away. Few assume these courageous souls believe that they can predict when this event will happen and plan to leave the day before. Instead, we assume that most Angelinos know there will be another earthquake, and that they will survive it and go on enjoying their warm, sunny climate.

    We have the same attitude towards the stock market. We assume there will be "corrections" and bear markets in the future; it comes with the territory. We also assume that the market will recover and that we will go on compounding our wealth by owning cheap stocks. If the stock market drops 20% tomorrow, we are sure some soothsayer will say that we are the ostriches of the investment world with our heads stuck in the sand. Another market pundit who happens to be the one to predict the decline closest to its occurrence, will be interviewed by every television station as the new market guru and will enter the hall of fame of market pundits. Perhaps, as Warren Buffett would say, our "circle of competence" is a bit too limited. We have no way of knowing if the next stock market decline will be a more common 10% drop or a more significant drop of 20% or more. Nor do we know if our net worth will increase by 30% or more before the decline occurs. We do know that nothing is accomplished by selling out AFTER the market has gone down. In the meantime, our advice is to not invest money that you know you will need to spend in the near future. If a correction occurs at about the time you are planning to take this money out of the stock market, you will be forced to lock in those losses. If you know you want to take some money out of your investments in August to buy a new car, take it out now. Who knows if August will be a good time to sell stocks?

    In our opinion, we like what is owned in our Funds. If all the stocks in our Funds were interests in private businesses and someone offered to buy the entire portfolio at the current market price, we would say thanks, but no thanks. The problem with the stock market is that it assigns a value to your business every day, more often than not for reasons unrelated to the true intrinsic value of the business. If you owned a successful business, would you really care if the stock market thought it was worth an eighth of a point more or a quarter of a point less on any given day for reasons such as the latest labor statistics report or the most recent ruminations of Alan Greenspan? We think not. In the aggregate, in our opinion, the stocks we own are worth far more in a private sale than their current stock market valuations, and they are far cheaper than the stocks which comprise the popular market indices now or even historically.

    For example, last year we accumulated shares of Price Enterprises. We came across this company because it was selling at less than 65% of book value. Within the Bloomberg database, only 1% of the companies sell for 65% of book value or less. However, reported earnings were minimal and the price/earnings ratio was close to 100 times. The company had been spun out of Price/Costco, a discount retailer. Shareholders were given the opportunity to exchange their shares in Price/Costco for shares of Price Enterprises. The company's assets consisted primarily of real estate, mainly shopping centers. The Price family, founders of Price/Costco, exchanged their shares of Price/Costco for shares of Price Enterprises. We assumed that if the founders preferred to own the real estate assets rather than the retailing side of the business, maybe they knew something we did not. Unlike most real estate companies, the company had virtually no debt. An appraisal of the assets provided by the company indicated the assets were worth more than book value, which value was justified by the cash flow they generated. The company was reporting only minimal earnings because of a start-up retail operation, which was experiencing losses that masked profits of the real estate holdings. In our analysis, if the company shut down or sold the retail operations, the market would realize the value of the real estate holdings, which could be almost twice the market price of the stock.

    The analysis is very much the same with international stocks. Recently, we purchased shares in a Japanese company, Kita Kyushu Coca-Cola, a regional Coca-Cola bottler. This company turned up in the Nikkei database of Japanese stocks because of relatively low price/book value and price/earnings ratios. We purchased shares at a modest 18% premium to book value versus U.S. Coke bottlers, which sell at multiples of book value as high as 8 times. Moreover, the company had virtually no long-term debt, and cash and securities equaled more than one-half of book value. U.S. bottlers have debt-to-equity ratios of between 3 and 8 times. The price/earnings ratio of Kita is 14.5 times, but if the company were to pay out its cash and securities as a dividend, the price/ earnings ratio would be less than 8 times. Again, the equivalent U.S. company trades at price/earnings ratios in excess of 20 times earnings. Furthermore, a Japanese company should have a higher, not lower, price/earnings ratio because the long-term cost of capital in Japan, as measured by long-term government bond yields, is only 2.2% as compared to 6.9% in the U.S. In addition, our purchase price, net of the company's excess cash and securities, was 3 times EBITDA (Earnings Before deducting Interest, Taxes, Depreciation and Amortization). Coca-Cola bottlers in the U.S. have typically been valued at about 10 times EBITDA in acquisitions.

    Another international example is James Crean, a small Irish conglomerate engaged in food, industrial parts distribution, printing and packaging businesses. While the historic numbers on this company were not particularly compelling from a value standpoint, the reporting of recent insider purchases of stock provided a clue to value. Upon further analysis, we learned that the company was in the process of selling several divisions that would result in a balance sheet where cash exceeded debt and the stock price was approximately 65% of book value.

    Will our stocks go down if the market suddenly drops? The answer is yes. When the tide goes out, all the ships go down. We want to avoid the ships that get stuck in the mud and do not rise when the tide comes back, what we call the "crash and burn" stocks. This is what happened in the bear market of 1973-1974 when, in many instances, the "nifty-fifty" group of growth stocks crashed far more than the market. Despite the fact that the nifty-fifty comprised a list of some of the best companies in America based on past performance, their stock market valuations had been driven to unrealistic levels. Many were selling at fifty and sixty times earnings. When, as Alan Greenspan would say, this "irrational exuberance" had been wrung out of the market, investors were left with huge losses that in some cases have not been recouped even twenty-three years later. This is our definition of permanent capital loss. While we can accept or tolerate temporary market losses, we want to own stocks we think will return to their former, pre-bear market levels when the stock market recovers.

    We think some of the high tech wonder stocks of today could experience a similar fate. We have no way of knowing if Netscape will revolutionize the way millions of people will surf the Internet and grow its earnings to a level that will justify its current price or future gains. We do know that even after declining more than 60% from its previous twelve-month high, it still sells for more than 50 times estimated 1997 earnings. We also hear that Netscape has about $250 million to spend on research and development, and that up in Redmond, Washington, Bill Gates has $11 billion to spend on research and development. We also hear that Bill Gates has indicated he does not intend to cede this market to Netscape. This is akin to one of us going into the boxing ring against Mike Tyson. Suicide, either financial or physical, is not high on our "To Do" list.

    Many investors, both individual and professional, believe they have some special knowledge that enables them to predict where the overall market or individual stocks are going on an almost daily basis, despite personal experience and empirical evidence to the contrary. It is part of the theory that behavioral psychologists call an over-confidence factor. More often than not this leads to costly, excessive trading as investors attempt to stay one step ahead of the market. We are not aware of any other reason to explain the high turnover rates that studies have shown occur in individual brokerage accounts and also in many mutual fund portfolios. Our own experience shows that a small number of investors in our Funds buy and redeem at a feverish pace. This can only mean that they believe they can predict what our net asset value will be tomorrow or the next day. Even we do not know this. Fortunately, this trading does not affect the management of the Funds, as all this activity relates to a small number of shares and seems to be a zero sum game, with as many going in as out on any given day. We would like to discourage this behavior if only for the reason that we do not think it is in the investors' best interests financially. However, "irrational exuberance" and excessive pessimism provide many of our investment opportunities.

    We are pleased to be speaking for the third time at a conference on behavioral psychology as it affects investment decisions that is being jointly sponsored by the Kennedy School of Government and Harvard University Economics Department. This conference explores why many investors react as they do to short-term market events and seem incapable of maintaining a long-term focus. We like to describe these conferences as contrarian "love-ins" because so much of the psychology of contrarian, value investing runs counter to the herd instincts of the stock market. We have been doing what we do for so long that it is impossible for us to change. We also think that our own personal experience and the long-term results we have achieved indicate that we are doing something right.

    There is a fashion today to portray successful fund managers as celebrities, often based on rather short-term results. Descriptions such as "aggressive" and "mean" are becoming synonymous with success in money management. Whereas The Wall Street Journal reports that portfolio managers were once "geeks" wearing green eyeshades, now they are shown spending their free time boxing, mountain climbing or racing Formula One cars on the weekends. We call it the "Jean-Claude Van Damme Syndrome". If the macho actor decided to become a fund manager, we would have to say, "move over Mr. Buffett". We do not believe that being aggressive or mean has anything to do with being successful money managers. While we do not like to think of ourselves as "geeks," we lead pretty mundane lives. Chris Browne resides in New York City and East Hampton with two dogs and spends his weekends pursuing his interest in landscape architecture. Will Browne lives in Connecticut, and most of his spare time is devoted to raising four sons, ages 8 to 20. John Spears, who lives in New Jersey, is the father of three daughters at or near college age, and swims outside, yes outside, almost every day. (He does not admit to being a member of the Polar Bear Club!) All three of us have a keen interest in education and Chris and Will serve on the boards of trustees of their respective alma maters. On vacations, John and Chris like to catch up on reading and prefer no greater risk than falling eighteen inches from a beach chair onto two feet of sand. Because of his children, Will's vacations are a bit more active. We do not come into the office on Monday morning raring to roil the markets or turn over our Funds' portfolios for a point or two in a stock. Our turnover rate is quite low: 20% for the Global Value Fund and 16% for the American Value Fund this past year. In our minds, turnover is equated with taxes, and we think of April 15th as a national day of mourning. We think the tendency to report both before-tax and after-tax performance of mutual funds is a good one. After all, you can only spend or reinvest the share of profits our government leaves you.

    We recognize that we are not the geniuses who will figure out if Netscape or Yahoo will become the next Microsoft, nor are we able to predict next month's same store sales for Walmart or the level of the Dow Jones Industrials come the end of the year. We are not "masters of the universe" managers. We have a process based on observation by us and numerous academics of the financial characteristics of stock portfolios that over time have beaten the stock market: stocks selected from the bottom tiers of all stocks ranked on the basis of price-to-book value, earnings or cash flow.

    Today's technology permits us to screen more than 20,000 companies in twenty countries to come up with a short list of candidates for further, in-depth research. In the early 1970s, when the three of us began our careers, screening was a manual process which required turning the pages of Standard & Poor's Directory of Corporations, and it was not possible to rank stocks. Today, we pop a CD-ROM disk into our computer containing all the financial information companies file with the Securities and Exchange Commission or their respective national exchanges, run a feed of the previous night's closing prices over the fundamental financial information and get a list of stocks ranked as we choose with as much information as we want. The next step is to review the basic financial information such as balance sheets, income statements, cash flow statements, historical performance, etc., to determine which stocks should continue in our financial beauty contest. In this process, we are further aided by technology. Bloomberg Financial Services provides every bit of financial information and every ratio one could ever need for all U.S. companies and for many non-U.S. companies on one, simple-to-use terminal. In our investment church, Michael Bloomberg would be canonized. We also have all Wall Street research reports and insider trading information on-line.

    The entire process is geared towards finding a reason to reject an investment opportunity rather than becoming advocates for a particular company. We try to keep our personal prejudices out of the process such as trying to justify buying McDonald's just because we like Big Macs or think their restaurants are cleaner than Burger King's. If a candidate is still in the running, we or one of our analysts enter all relevant financial data including 46 financial data items onto a form we call a "rolodex". This rolodex form, along with any reports, management interview notes, or notes of conversations with competitors or experts, is then distributed to the partners for consideration. We do not have a formal "investment committee" which must convene to approve or reject an idea. When an idea is ready, we discuss its individual merits and make a decision or ask for further information. In the near future, we will be able to import the financial data from the database directly to the rolodex form and e-mail the forms to each other no matter where we might be. We want to do everything we can to speed the process of research and, thus, improve our hit rate for investment ideas. Speed is also important because, on average, stocks that are in the lower tier of value do not stay there. We want to research and buy them while they are there, before they go up.

    Our investment process is not merely putting round pegs into round holes and square pegs into square holes by only buying stocks in the bottom 10% of stocks ranked on price-to-book value or their price/earnings ratios. Sometimes we even buy better businesses, the kinds of companies others call growth stocks to justify owning them at higher price/earnings ratios. These candidates often appear on our screens as having high returns on capital and above-average earnings growth rates, yet are selling at relatively low price/ earnings ratios or low price-to-book value ratios. We also use insider trading reports for stocks in the U.S., Canada and the United Kingdom for indications of potential value. Officers, directors and principal shareholders in public companies are required to file reports of purchases and sales of shares in their companies. We can now track patterns of buying by company officials over time rather than merely seeing what buys or sells were reported the previous day. We can call up a company on our system and get a printout of all insider transactions for whatever time period we choose. Insider purchases are usually made because the person sitting in the board room or at the management meetings thinks the business is improving and the stock will go up. We call it a sort of company specific leading economic indicator. Combining insider purchases with low price/earnings or low price/book value criteria may provide even better performance. We think it may be like finding a spouse who is good looking, intelligent, personable, kind and rich all rolled into one.

    All investment decisions are made by the three partners. We do not employ portfolio managers. If our performance is lagging, you will not hear from us that we have fired our mini-cap fund portfolio manager and hired a new star from a competitor. We cannot fire ourselves; only our clients can do that by redeeming their shares in our Funds. After working together for 20 to 25 years, we do not often disagree on investment decisions. None of us ever seems to propose an investment to which the other two respond, "What was he thinking?" We work with four research analysts who do the same basic research that we do. Although the partners make the final decision to buy or sell, our analysts freely offer their opinions and never seem to come up with recommendations that are out in left field. Left field is an appropriate location for baseball, not investments. And after 20 to 25 years together, we like to think we are at the midpoint in our careers. Our ages range from 48 to 52. Our good friend and role model, Walter Schloss, has been camping out at Tweedy, Browne since 1955 managing a private investment partnership first alone, and then, with his son Edwin for the past 23 years. Walter is now 80 and he shows no signs of slowing down either physically or from a performance standpoint. We hope we can be as lucky in life and as successful in investing as Walter.

    Regarding our personal commitment to our investment approach, we have more than $100 million of our own money, none of which was inherited or given to us, invested alongside our clients. In our last report, several shareholders noted that this statement does not square with our reported investment in the Funds. Our investment in the two Funds is approximately $33 million, including our pro rata share of our employees' profit sharing plan, which is also invested in the Funds. The balance of the partners' capital is in other pooled accounts with clients which were established before the Funds, and in individual portfolios. To move these investments into the Funds would result in the realization of significant capital gains. With the exception of our personal residences, more than 95% of our investable assets are invested in the same stocks our clients and shareholders own. A reporter recently asked us what the significance of co-investing with our clients was. We responded that it was a bit like going to a doctor who prescribed a course of action for you that was different from what he or she would prescribe for themselves or their family. We want the same medicine the doctor would take. We do not have any other prescription for your money than we have for our own, and that will not change.

                          Sincerely,
                          Christopher H. Browne
                          William H. Browne
                          John D. Spears

                          General Partners
                          TWEEDY, BROWNE COMPANY L.P.
                          Investment Adviser to the Fund
April 17, 1997

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------
March 31, 1997

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
               TWEEDY, BROWNE GLOBAL VALUE FUND VS. MORGAN STANLEY
             CAPITAL INTERNATIONAL ("MSCI") EUROPE, AUSTRALASIA AND
               FAR EAST ("EAFE") INDEX (IN U.S. DOLLARS & HEDGED)
                             6/15/93 THROUGH 3/31/97


                Tweedy, Browne       MSCI EAFE Index            MSCI EAFE Index
              Global Value Fund     (In U.S. Dollars)               (Hedged)
              -----------------     -----------------          ---------------
JUN 1993              9.98                9.84                      9.96
SEP 1993             10.31               10.49                     10.56
DEC 1993             11.54               10.59                     11.03
MAR 1994             12.26               10.96                     10.84
JUN 1994             12.20               11.52                     10.95
SEP 1994             12.30               11.53                     10.86
DEC 1994             12.04               11.41                     10.85
MAR 1995             11.67               11.62                     10.03
JUN 1995             12.30               11.71                     10.22
SEP 1995             12.87               12.20                     11.38
DEC 1995             13.33               12.69                     12.17
MAR 1996             14.70               13.06                     12.87
JUN 1996             15.34               13.26                     13.36
SEP 1996             15.17               13.25                     13.45
DEC 1996             16.02               13.46                     13.82
MAR 1997             17.15               13.25                     14.36

--------------------------------------------------------------------------------

MSCI EAFE Index represents the change in market capitalizations of Europe, Australasia and the Far East (EAFE), including dividends reinvested monthly, net after foreign withholding taxes.

Index information is available at month end only; therefore, the closest month end to inception date of the Fund, May 31, 1993, has been used.

             AVERAGE ANNUAL TOTAL RETURN*                                 AGGREGATE TOTAL RETURN*
-----------------------------------------------------     -------------------------------------------------------
                                             WITHOUT      INCEPTION (6/15/93)                    U.S.
THE FUND                        ACTUAL      WAIVERS**       THROUGH 3/31/97       ACTUAL      DOLLARS      HEDGED
--------                        ------      ---------     -------------------     ------      -------      ------
Inception (6/15/93)                                       The Fund                71.49%       N/A          N/A
 through 3/31/97                15.29%       15.25%       MSCI EAFE                N/A        32.47%       44.84%
Year Ended 3/31/97              16.66%       16.65%
--------------------------------------------------------------------------------------------------------

Note:   The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.
       *Assumes the reinvestment of all dividends and distributions and is net of foreign withholding tax.
      **See Note 2 to Financial Statements.

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Portfolio of Investments
-------------------------------------------------------------------------------

March 31, 1997

[Graphic Omitted]

                                                                   MARKET
                                                                   VALUE
    SHARES                                                        (NOTE 1)
    ------                                                        --------
            COMMON STOCKS--86.8%
            AUSTRALIA--0.0%++
    96,353  Carillon Development Ltd. .........................  $      147,295
                                                                 --------------

            BELGIUM--0.8%
       788  Belvuco NV ........................................         164,930
       592  Fabrique de Fer de Charleroi ......................       1,858,605
     1,824  Glaces de Charleroi ...............................       4,719,070
       636  Henex SA ..........................................       1,255,360
     2,333  Spadel SA .........................................       2,678,881
     3,252  Uco Textiles SA ...................................         307,238
                                                                 --------------

                                                                     10,984,084
                                                                 --------------
            CANADA--2.1%
   196,891  BRL Enterprises Inc.+ .............................         647,176
   166,500  Corby Distilleries Ltd., Class A ..................       5,743,453
   104,600  Corby Distilleries Ltd., Class B ..................       3,324,833
 1,635,200  Kaufel Group NV, Class B ..........................       3,337,143
   260,700  Melcor Developments Ltd. ..........................       2,824,995
 1,226,000  National Bank of Canada, Toronto ..................      13,063,753
   243,300  Shirmax Fashions ..................................         386,679
   785,883  Westfield Minerals Ltd.+ ..........................         936,758
                                                                 --------------

                                                                     30,264,790
                                                                 --------------
            DENMARK--0.6%
    11,390  Nordvestbank ......................................       1,102,102
   186,571  Spar Nord Holding A/S .............................       7,866,868
                                                                 --------------

                                                                      8,968,970
                                                                 --------------
            FINLAND--3.1%
     6,000  Atria OY ..........................................          82,873
    75,714  Huhtamaki Group, Class I ..........................       3,689,004
   794,900  Kesko Ord .........................................      11,615,762
   241,035  Kone Corporation, Class B .........................      29,287,422
                                                                 --------------

                                                                     44,675,061
                                                                 --------------
            FRANCE--6.3%
    24,332  Bongrain SA .......................................       9,681,661
    24,763  Centenaire-Blanzy SA ..............................       2,022,676
     5,229  Christian Dior, SA ................................         800,951
    72,419  Compagnie Financiere de Paribas ...................       5,052,368
   229,987  Compagnie Financiere de Suez ......................      11,916,149
    57,700  Compagnie Lebon SA ................................       2,291,762
   176,692  Dollfus Mieg & Cie ................................       4,626,186
     6,636  Eurafrance SA .....................................       3,129,776
     1,150  Fiat France SA ....................................          26,627
    14,896  Fin Marc de Lacharriere SA ........................       1,483,100
    60,931  Fonciere Financiere Et de Participation+ ..........       2,821,633
    34,750  Groupe Danone .....................................       5,520,883

     2,022  Idianova SA+ ......................................       $  24,814
    52,218  Klepierre .........................................       7,719,466
    33,971  La Concorde+ ......................................       5,693,599
     5,229  LVMH Moet Hennessey ...............................       1,272,208
     9,697  Marine-Wendel .....................................       1,105,366
    21,145  Mecelec SA ........................................         263,630
     3,347  Monneret Jouets+ ..................................          68,556
     2,259  Nordon Et Cie .....................................         183,070
    36,372  NSC Groupe ........................................       4,683,757
    38,018  Paluel Marmont SA .................................       2,024,648
     9,073  Paris Orleans .....................................         467,022
    87,700  Peugeot SA ........................................      10,012,593
     2,232  Precia ............................................          65,594
    11,136  Rallye+ ...........................................         475,826
    49,464  Salins du Midi, Series A ..........................       5,409,368
    13,082  Sediver ...........................................         264,692
     5,925  Signaux Girod .....................................         125,582
    61,500  Siparex ...........................................       1,347,315
                                                                 --------------
                                                                     90,580,878
                                                                 --------------
            GERMANY--1.6%
    15,018  Axel Springer Verlag, Class A .....................      11,169,483
    61,660  Kaufring AG .......................................       4,031,153
     4,136  Linder Holding ....................................         855,852
    33,968  Sinn AG ...........................................       6,010,232
     3,755  Tiag Tabbert-Industrie AG .........................         202,699
                                                                 --------------
                                                                     22,269,419
                                                                 --------------
            HONG KONG--1.1%
 2,912,500  Jardine Strategic Holdings Ltd.+ ..................      10,077,250
 2,067,953  Semi-Tech (Global) Ltd. ...........................       2,188,395
 8,891,000  Sing Tao Holdings .................................       3,929,908
                                                                 --------------
                                                                     16,195,553
                                                                 --------------
            IRELAND--0.5%
 1,873,618  Crean (James) PLC .................................       7,064,566
                                                                 --------------
            ITALY--6.3%
 2,650,800  Arnoldo Mondadori Editore SPA .....................      16,694,197
 2,750,400  Banca Toscana+ ....................................       5,328,410
   638,850  Banco di Sardegna Risp+ ...........................       5,824,273
  494,500  Bassetti SPA ......................................       1,732,122
 2,061,730  Cartiere Burgo Ord ................................      10,746,099
   424,500  Cementerie di Augusta+ ............................         636,527
   323,000  Cementerie di Barletta Ord ........................         973,504
   218,450  Cristalleria Artistica ............................         737,666
   476,600  Ericsson Italia ...................................       6,760,588
   642,920  Franco Tosi SPA ...................................       4,592,699
   529,750  IMI SPA ...........................................       4,605,624
   620,862  Industrie Zignago .................................       4,245,210
 1,234,000  Maffei SPA ........................................       1,739,332
 5,237,200  Magneti Marelli SPA ...............................       7,146,277
   237,000  Marangoni SPA .....................................         682,322
 3,210,300  Merloni ...........................................       7,875,320
 4,174,735  Montefibre SPA ....................................       2,391,286
 2,371,500  Tecnost SPA .......................................       5,348,232
 1,825,000  Vianini Industria SPA .............................         864,747
   493,000  Zucchi ............................................       2,143,799
                                                                 --------------
                                                                     91,068,234
                                                                 --------------
            JAPAN--18.7%
    25,000  Agro-Kanesho Company Ltd. .........................         321,420
   735,000  Aichi Electric Manufacturing ......................       3,239,064
   627,000  Amada Sonoike Company Ltd. ........................       2,458,923
   730,740  Chofu Seisakusho Company ..........................      12,231,194
   819,000  Daiichi Cement Company Ltd. .......................       2,417,199
   442,000  Danto Corporation .................................       4,253,093
   243,000  Denkyosha .........................................       1,542,452
 1,765,000  Dowa Fire & Marine Insurance Company ..............       7,250,101
   632,000  Fuji Coca-Cola Bottling Company ...................       6,285,760
   618,000  Fuji Photo Film Ltd. ..............................      20,338,481
   296,000  Fujicco Company Ltd. ..............................       3,350,853
   344,000  Fukuda Denshi .....................................       6,675,831
   947,000  Gakken Company Ltd. ...............................       4,357,104
   867,000  Hitachi Koki ......................................       5,194,849
   195,000  Hitachi Medical Corporation .......................       2,412,469
   323,000  Kawagishi Bridge Works ............................       1,802,135
     3,000  Kinki Coca-Cola Bottling Company ..................          32,748
    93,000  Kita Kyushu Coca-Cola Bottling ....................       1,699,523
   680,000  Koa Fire & Marine Insurance Company ...............       3,161,640
   144,000  Koito Manufacturing ...............................         923,361
   315,000  Kokura Enterprises Company ........................       3,158,405
   264,000  Koyosha Inc.+ .....................................       1,364,082
 1,941,000  Matsushita Electric Industrial Company ............      30,291,340
    81,000  Meito Sangyo Company ..............................         792,512
 1,397,000  Mitsubishi Electric Corporation ...................       7,850,853
    98,000  Morito ............................................         675,944
   870,000  Nichimo Co. Ltd.+ .................................       2,047,142
   575,000  Nippon Cable System ...............................       5,114,417
   152,000  Nippon Konpo Unyu Soko ............................         860,354
 1,016,400  Nissan Fire & Marine Insurance Company ............       3,961,388
   674,000  Nisshinbo Industries ..............................       4,452,640
   409,000  Nittetsu Mining ...................................       2,414,248
   477,000  Nitto FC Co. ......................................       3,355,624
   446,000  Oak ...............................................       1,911,377
   401,000  Osaka Securities Finance ..........................       1,332,668
   522,000  Riken Vitamin .....................................       5,149,511
   431,000  Sangetsu Company Ltd. .............................       7,458,074
   388,000  Sankyo Company Ltd. ...............................      10,698,472
   311,960  Sanyo Shinpan Finance Company, Ltd. ...............      15,740,522
   545,800  Shikoku Coca-Cola Bottling ........................       5,958,034
   771,000  Shin Nikkei Company Ltd. ..........................       2,337,875
   452,000  SK Kaken Co., Ltd. ................................       7,127,032
   377,000  Sonton Food Industry ..............................       3,901,997
   304,000  Sotoh Company Ltd. ................................       2,286,084
 1,330,000  Suzuki Motor Corporation ..........................      12,905,313
   183,000  Taisei Fire & Marine Insurance Company ............         606,695
   646,000  Takeda Chemical Industries ........................      13,529,069
   377,000  Takigami Steel Construction .......................       1,981,483
   166,000  Teikoku Hormone Manufacturing Company .............       1,785,235
   188,000  Tomita Electric Company Limited ...................       1,641,789
   308,000  Torii Company Ltd. ................................       2,540,309
   779,000  Torishima Pump Manufacturing ......................       6,425,002
    11,000  Totech Corporation ................................          56,481
   608,000  Toyo Technical Company Ltd. .......................       4,867,147
   338,000  U-Shin ............................................       1,721,840
   204,000  Zojirushi .........................................       1,896,984
                                                                 --------------
                                                                    270,146,142
                                                                 --------------
            NETHERLANDS--4.9%
    99,300  Akzo NV Ord .......................................      14,264,000
     4,050  European Vinyls Corporation .......................         134,752
    85,499  Heineken Holdings NV, Class A .....................      12,901,553
   207,100  Unilever NV CVA ...................................      40,460,391
    28,750  Wegener NV ........................................       2,881,975
                                                                 --------------
                                                                     70,642,671
                                                                 --------------
            NEW ZEALAND--1.1%
 3,388,000  Independent Newspaper .............................      15,581,124
   164,600  Radio Pacific Limited .............................         400,217
                                                                 --------------
                                                                     15,981,341
                                                                 --------------
            NORWAY--1.4%
    20,000  Nycomed, ASA, Class B, ADR ........................         300,000
   435,000  Nycomed, Class A ..................................       6,896,382
   580,800  Nycomed, Class B ..................................       8,679,178
   232,300  Schibsted .........................................       4,722,476
                                                                 --------------
                                                                     20,598,036
                                                                 --------------
            SINGAPORE--0.7%
 2,505,500  Robinson and Company Ord ..........................      10,407,061
                                                                 --------------
            SPAIN--2.2%
   269,497  Argentaria ........................................      11,750,851
    10,227  Banco Pastor SA ...................................         586,365
 1,396,015  Corporacion Financiera Reunida ....................       4,693,733
   151,997  Fabrica Auto Renault de Espana ....................       2,818,844
   381,818  Fosforera .........................................         905,390
   199,014  Grupo Anaya SA ....................................       4,120,446
    31,598  Indo Internacional SA .............................       1,118,315
    51,846  Omsa ..............................................         302,764
    80,898  Prim SA+ ..........................................         286,314
    45,068  Roberto Zubiri+ ...................................         206,399
   250,996  Unipapel SA .......................................       4,752,534
                                                                 --------------
                                                                     31,541,955
                                                                 --------------
            SWEDEN--1.1%
   602,800  Atle AB ...........................................       8,678,560
   124,085  BRIO AB, Class B ..................................       1,333,672
    80,600  Invik & Company AB, Class A .......................       3,743,241
    19,179  Kinnevik Investment AB, Class B ...................         536,974
    55,200  Nolato AB, Class B ................................         908,250
     7,200  VLT AB, Class B ...................................         116,557
                                                                 --------------
                                                                     15,317,254
                                                                 --------------
            SWITZERLAND--12.7%
    20,010  Attisholz Holding AG+ .............................       7,787,074
        33  Bank of International Settlements America .........         245,379
     2,415  Daetwyler Holding, Bearer .........................       4,271,143
     6,235  Danzas Holding AG PC ..............................       1,230,535
     8,061  Danzas Holding AG, Registered .....................       7,904,149
    80,068  Edipresse SA, Bearer ..............................      18,417,309
     8,225  Edipresse SA, Registered ..........................         348,662
     3,525  Forbo Holding AG ..................................       1,452,623
     2,200  Golay Buchel Holding, Bearer ......................       1,605,281
     4,984  Grand Magasin Jelmoli .............................         533,382
     9,100  Helvetia Patria Holding ...........................       3,984,017
       300  Industrie Holding, Cham Registered ................         185,545
     6,248  Jelmoli, Bearer ...................................       3,590,755
    21,015  Liechtenstein Global Trust ........................      11,829,152
    29,327  Loeb Holding PC ...................................       4,402,107
    26,045  Magazine Zum Globus PC ............................      11,402,606
     9,890  Magazine Zum Globus, Registered ...................       4,982,801
     1,815  Metallwaren Holding ...............................       1,064,531
    27,789  Nestle SA, Registered .............................      32,539,587
     6,698  Novartis, AG, Bearer ..............................       8,345,736
    10,329  Novartis, AG, Registered ..........................      12,819,732
     1,180  Sarna Kunsstoff Holding AG, Registered ............       1,193,120
     8,423  Sig Schweiz Industrie, Registered .................      10,418,999
    13,535  Swissair AG, Registered+ ..........................      12,077,095
    20,130  Swisslog Holding AG ...............................       7,134,329
       200  UMS Schweizzerische Metalwerke ....................          14,663
     3,050  Vetropack Holding AG PC ...........................         741,835
    16,455  Zehnder Holding, Bearer ...........................       6,918,190
    11,224  Zschokke Holding AG, Registered+ ..................       2,347,758
     5,500  Zuercher Ziegeleien ...............................       2,866,574
                                                                 --------------
                                                                    182,654,669
                                                                 --------------
            THAILAND--0.0%++
    28,700  S & J Enterprises .................................          45,060
                                                                 --------------
            UNITED KINGDOM--6.5%
19,562,822  Bardon Group ......................................      13,034,822
   201,000  British Mohair Holdings PLC .......................         391,862
   200,000  British Steel Ord .................................         535,512
 3,720,000  BTR Ord ...........................................      16,310,179
 1,420,000  Courtaulos Textiles Ord ...........................       6,599,718
 1,408,668  Dyson (J&J) PLC, Class A, Non-voting ..............       2,966,451
   803,000  Folkes Group PLC ..................................         819,079
   145,000  Gibbs Mew PLC .....................................         564,180
   427,800  Glaxo Wellcome PLC Units, ADR .....................      15,133,425
   887,000  Guinness PLC ......................................       7,508,057
   515,000  Intercare Group PLC ...............................         686,295
   350,000  Johnston Group PLC ................................       3,014,417
 3,535,120  McAlpine (Alfred) PLC .............................       9,421,884
   584,000  Partridge Fine Art Ord ............................         696,578
 1,386,739  Proudfoot Alexander ...............................         262,368
 1,221,500  Sherwood Group PLC ................................         833,989
   184,600  SmithKline Beecham, PLC Units, ADR ................      12,922,000
   779,500  Swan Hill Group PLC ...............................       1,160,602
   600,000  Union PLC .........................................         858,794
                                                                 --------------
                                                                     93,720,212
                                                                 --------------
            UNITED STATES--15.1%
   221,000  American Express Company ..........................      13,232,375
    75,700  American National Insurance Company ...............       5,923,525
   298,000  BanPonce Corporation, New .........................      10,579,000
   257,400  Chase Manhattan Corporation .......................      24,099,075
    68,000  Coca-Cola Bottling Company ........................       2,958,000
   232,200  Comerica, Inc. ....................................      13,090,275
   313,000  Darden Restaurants Inc. ...........................       2,464,875
   140,000  Federal Home Loan Mortgage Corporation ............       3,815,000
   240,000  Fingerhut Companies, Inc. .........................       3,360,000
   205,616  First Chicago Corporation .........................      11,128,966
    35,000  GATX Corporation ..................................       1,710,625
    31,590  Great Atlantic & Pacific Tea Company ..............         801,596
   129,462  Hasbro Inc. .......................................       3,544,021
    65,700  Household International Inc. ......................       5,641,988
   125,000  Kmart Stores ......................................       1,515,625
   505,400  Lehman Brothers Holdings Inc. .....................      14,719,775
   100,000  McDonald's Corporation ............................       4,725,000
    48,750  Mercantile Bancorporation, Inc. ...................       2,583,750
   584,700  Pharmacia & Upjohn Inc. ...........................      21,414,637
    73,200  Philip Morris Companies Inc. ......................       8,353,950
   460,000  PNC Bank Corporation ..............................      18,400,000
   169,000  Ryland Group Inc. .................................       1,985,750
   118,400  Standard Motor Products, Inc. .....................       1,554,000
   185,000  Sun Healthcare Group Inc.+ ........................       2,659,375
   160,000  Syms Corporation ..................................       1,460,000
   196,400  Transatlantic Holdings Inc. .......................      16,497,600
    20,000  Tremont Corporation ...............................         697,500
   546,000  UST Inc. ..........................................      15,219,750
    12,500  Wells Fargo & Company .............................       3,551,563
                                                                 --------------
                                                                    217,687,596
                                                                 --------------
            TOTAL COMMON STOCKS
            (COST $1,087,043,013) .............................   1,250,960,847
                                                                 --------------
            PREFERRED STOCK--1.0% (COST $13,969,243)
   108,212  Villeroy & Boch AG ................................      14,668,413
                                                                 --------------
            COMMON STOCK WARRANTS--0.0%++
   105,920  Franco Tosi, Strike 20,000, Expires 11/30/97+ .....          12,706
     9,073  Paris Orleans, Strike 330, Expires 4/30/98+ .......          18,745
                                                                 --------------
            TOTAL COMMON STOCK WARRANTS
            (COST $37,986) ....................................          31,451
                                                                 --------------

    FACE
   VALUE
                CONVERTIBLE CORPORATE BONDS--0.0%++
ESP 29,870,000  Grupo Anaya SA, 7.000% due 3/18/98 ............         215,660
JPY  9,000,000  Shikoku Coca-Cola Bottling, 2.400% due 3/29/02           78,160
                                                                 --------------
                TOTAL CONVERTIBLE CORPORATE BONDS
                (COST $322,356) ...............................         293,820
                                                                 --------------
                COMMERCIAL PAPER--1.5% (COST $21,427,000)
 $  21,427,000  Ford Motor Company, 6.500% due 4/1/97 .........      21,427,000
                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

March 31, 1997

                                                                        MARKET
        FACE                                                            VALUE
        VALUE                                                          (NOTE 1)
        -----                                                          --------

             U.S. TREASURY BILLS--0.4%
 $  600,000  5.760%** due 5/29/97 ..............................    $   594,732
  2,000,000  5.840%** due 7/24/97 ..............................      1,965,040
  1,000,000  5.600%** due 8/21/97 ..............................        979,094
  1,500,000  5.840%** due 9/18/97 ..............................      1,460,900
                                                                ---------------
             TOTAL U.S. TREASURY BILLS
             (COST $4,999,766) .................................      4,999,766
                                                                ---------------
             REPURCHASE AGREEMENT--6.9%
             (COST $100,000,000)
100,000,000  Agreement with UBS Securities, Inc., 6.350%
             dated 3/31/97, to be repurchased at
             $100,017,639 on 4/1/97, collateralized by
             $50,000,000 U.S. Treasury Notes, 6.375% due
             9/30/01 and $44,657,000 U.S. Treasury
             Bonds, 8.75% due 8/15/20 (market value
             $49,281,250 and $52,220,779, respectively) ........    100,000,000
                                                                ---------------
TOTAL INVESTMENTS (COST $1,227,799,364*) ..........   96.6%       1,392,381,297
OTHER ASSETS AND LIABILITIES (NET) ................    3.4           48,829,195
                                                     -----      ---------------
NET ASSETS ........................................  100.0%      $1,441,210,492
                                                     =====       ==============
------------
 * Aggregate cost for Federal tax purposes is $1,237,720,743.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviations:
ADR--American Depositary Receipt
ESP--Spanish Peseta
JPY--Japanese Yen
Ord--Ordinary Share

                       SEE NOTES TO FINANCIAL STATEMENTS

March 31, 1997

                                                                    MARKET
                                            PERCENTAGE OF            VALUE
                 SECTOR DIVERSIFICATION       NET ASSETS           (NOTE 1)
                 ----------------------     -------------          --------

COMMON STOCKS:
Banking .................................        10.1%          $  145,555,198
Food and Beverages ......................         9.0              129,336,536
Pharmaceuticals .........................         7.8              112,523,866
Financial Services ......................         5.9               85,485,449
Printing and Publishing .................         5.7               82,339,240
Retail ..................................         4.7               67,421,735
Consumer Durables .......................         4.1               59,569,671
Machinery ...............................         3.9               56,578,594
Holdings ................................         3.4               48,429,706
Manufacturing ...........................         3.4               48,329,655
Engineering and Construction ............         2.8               40,717,750
Autos ...................................         2.8               40,677,503
Consumer Non-Durables ...................         2.8               40,460,391
Electronics .............................         2.5               36,355,181
Chemicals ...............................         2.3               33,003,482
Textiles ................................         2.1               29,935,480
Insurance ...............................         1.8               26,596,947
Forest Products .........................         1.6               23,677,652
Transportation ..........................         1.5               22,072,133
Real Estate .............................         1.1               16,057,273
Tobacco .................................         1.1               15,219,750
Mining and Metal Fabrication ............         0.9               13,059,172
Wholesale ...............................         0.7                8,134,018
Telecommunications ......................         0.5                6,760,588
Construction Materials ..................         0.4                5,512,317
Leisure .................................         0.3                4,946,249
Building Materials ......................         0.3                4,891,977
Commercial Services .....................         0.3                4,867,147
Other ...................................         3.0               42,446,187
                                                -----           --------------
TOTAL COMMON STOCKS .....................        86.8            1,250,960,847
                                                -----           --------------
PREFERRED STOCK .........................         1.0               14,668,413
COMMON STOCK WARRANTS ...................       0.0++                   31,451
CONVERTIBLE CORPORATE BONDS .............       0.0++                  293,820
COMMERCIAL PAPER ........................         1.5               21,427,000
U.S. TREASURY BILLS .....................         0.4                4,999,766
REPURCHASE AGREEMENT ....................         6.9              100,000,000
OTHER ASSETS AND LIABILITIES (NET) ......         3.4               48,829,195
                                                -----           --------------
NET ASSETS ..............................       100.0%          $1,441,210,492
                                                =====           ==============
------------
++ Amount represents less than 0.1% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Schedule of Forward Exchange Contracts
-------------------------------------------------------------------------------

March 31, 1997

                                                                        CONTRACT          MARKET
                                                                         VALUE             VALUE
      CONTRACTS                                                           DATE           (NOTE 1)
      ---------                                                         -------          --------
FORWARD EXCHANGE CONTRACTS TO BUY
             5,075,500  Austrian Schilling  .......................        8/14/97      $     434,205
            10,356,200  Austrian Schilling  .......................       10/31/97            891,258
             2,688,311  French Franc  .............................        4/30/97            479,790
                20,382  Great Britain Pound Sterling  .............         4/2/97             33,532
               183,708  Great Britain Pound Sterling  .............         4/4/97            302,234
               350,439  Great Britain Pound Sterling  .............         4/7/97            576,525
             8,000,000  Hong Kong Dollar  .........................        6/16/97          1,032,209
         4,154,667,300  Italian Lira  .............................         4/3/97          2,491,880
           228,684,000  Italian Lira  .............................         4/4/97            137,157
             4,450,504  Irish Pound  ..............................         4/7/97          7,065,648
            44,348,969  Japanese Yen  .............................         4/1/97            358,607
               630,031  Japanese Yen  .............................         4/2/97              5,095
            80,570,989  Japanese Yen  .............................         4/3/97            651,540
            23,824,850  Swedish Krona  ............................        4/30/97          3,165,546
            16,363,700  Swedish Krona  ............................        5/15/97          2,169,998
             1,152,305  Swiss Franc  ..............................         4/2/97            800,779
             4,500,851  Swiss Franc  ..............................         4/3/97          3,127,902
                                                                                        -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $23,512,542) .....................................                     $  23,723,905
                                                                                        =============
FORWARD EXCHANGE CONTRACTS TO SELL
             5,075,500  Austrian Schilling  .......................        8/14/97      $    (434,205)
            10,356,200  Austrian Schilling  .......................       10/31/97           (891,258)
            30,845,000  Belgian Franc  ............................        4/30/97           (898,420)
            40,261,000  Belgian Franc  ............................        5/30/97         (1,175,161)
            30,670,000  Belgian Franc  ............................        6/16/97           (896,092)
            30,268,000  Belgian Franc  ............................       10/31/97           (893,383)
            30,820,000  Belgian Franc  ............................       11/14/97           (910,656)
            48,045,000  Belgian Franc  ............................        1/20/98         (1,427,150)
            32,990,000  Belgian Franc  ............................         2/5/98           (981,223)
            50,850,000  Belgian Franc  ............................        2/17/98         (1,513,922)
            34,130,000  Belgian Franc  ............................         3/6/98         (1,017,558)
            34,122,000  Belgian Franc  ............................         4/6/98         (1,019,875)
             9,553,600  Canadian Dollar  ..........................        4/30/97         (6,915,832)
             4,077,600  Canadian Dollar  ..........................        5/15/97         (2,954,780)
             1,707,125  Canadian Dollar  ..........................        5/30/97         (1,238,303)
             2,032,650  Canadian Dollar  ..........................        6/16/97         (1,476,002)
             6,805,000  Canadian Dollar  ..........................        7/15/97         (4,950,049)
             1,351,300  Canadian Dollar  ..........................        8/15/97           (984,694)
             1,350,000  Canadian Dollar  ..........................        9/15/97           (985,376)
             3,986,400  Canadian Dollar  ..........................        9/30/97         (2,911,983)
             3,172,800  Canadian Dollar  ..........................       10/15/97         (2,319,647)
             3,272,750  Canadian Dollar  ..........................       10/31/97         (2,394,884)
             3,950,700  Canadian Dollar  ..........................       11/14/97         (2,893,245)
             2,007,450  Canadian Dollar  ..........................         3/6/98         (1,477,966)
            39,903,500  Danish Krona  .............................       10/31/97         (6,358,318)
             5,777,500  Danish Krona  .............................       11/14/97           (921,399)
            11,906,000  Danish Krona  .............................        1/20/98         (1,906,512)
             9,459,750  Danish Krona  .............................        2/17/98         (1,517,217)
            15,615,060  Finnish Markka  ...........................        4/15/97         (3,129,551)
             6,996,000  Finnish Markka  ...........................        4/29/97         (1,403,579)
            17,779,440  Finnish Markka  ...........................        5/30/97         (3,575,518)
             6,808,500  Finnish Markka  ...........................        6/16/97         (1,370,961)
             8,749,800  Finnish Markka  ...........................        7/15/97         (1,765,697)
             8,795,600  Finnish Markka  ...........................        7/31/97         (1,777,090)
            21,997,500  Finnish Markka  ...........................        8/15/97         (4,449,481)
             8,923,000  Finnish Markka  ...........................        8/29/97         (1,806,781)
             8,951,400  Finnish Markka  ...........................        9/30/97         (1,816,916)
             4,433,500  Finnish Markka  ...........................       10/15/97           (900,944)
            18,018,000  Finnish Markka  ...........................       11/14/97         (3,670,110)
            24,854,500  Finnish Markka  ...........................       11/28/97         (5,068,236)
             9,274,000  Finnish Markka  ...........................        1/20/98         (1,898,814)
            44,262,900  Finnish Markka  ...........................        3/13/98         (9,097,007)
             4,940,300  Finnish Markka  ...........................        3/27/98         (1,016,371)
             4,914,500  Finnish Markka  ...........................        4/14/98         (1,012,464)
             5,089,800  French Franc  .............................        4/15/97           (907,464)
            17,695,146  French Franc  .............................        4/30/97         (3,158,099)
             5,111,700  French Franc  .............................        5/15/97           (913,261)
             5,137,000  French Franc  .............................        5/30/97           (918,773)
            20,302,000  French Franc  .............................        6/16/97         (3,635,342)
            44,524,500  French Franc  .............................        7/15/97         (7,989,017)
             9,991,000  French Franc  .............................        7/31/97         (1,794,778)
            22,421,250  French Franc  .............................        8/14/97         (4,031,910)
            20,203,200  French Franc  .............................        8/29/97         (3,637,122)
           151,680,000  French Franc  .............................        9/15/97        (27,341,622)
            17,775,800  French Franc  .............................        9/30/97         (3,207,925)
            15,039,900  French Franc  .............................       10/15/97         (2,717,362)
            22,494,600  French Franc  .............................       10/31/97         (4,069,386)
            10,173,000  French Franc  .............................       11/14/97         (1,842,404)
            86,596,950  French Franc  .............................        1/20/98        (15,768,754)
            13,936,250  French Franc  .............................         3/6/98         (2,547,034)
            18,419,610  French Franc  .............................         4/6/98         (3,374,880)
             5,544,500  French Franc  .............................        4/14/98         (1,016,504)
             8,180,300  German Mark  ..............................        4/15/97         (4,911,627)
             1,342,800  German Mark  ..............................        4/30/97           (807,071)
             3,016,000  German Mark  ..............................        5/15/97         (1,814,656)
             2,112,040  German Mark  ..............................        5/30/97         (1,272,145)
             1,192,960  German Mark  ..............................        6/16/97           (719,435)
             5,778,000  German Mark  ..............................        7/31/97         (3,496,195)
             5,766,400  German Mark  ..............................        8/15/97         (3,493,183)
             1,468,500  German Mark  ..............................        8/29/97           (890,556)
             2,990,200  German Mark  ..............................        9/30/97         (1,817,964)
             2,215,650  German Mark  ..............................       10/15/97         (1,348,679)
             2,207,400  German Mark  ..............................       10/31/97         (1,345,403)
             2,243,700  German Mark  ..............................       11/14/97         (1,369,101)
             1,552,250  German Mark  ..............................        1/20/98           (952,475)
             4,003,750  German Mark  ..............................         2/5/98         (2,459,998)
             5,749,240  German Mark  ..............................        2/17/98         (3,536,005)
             8,266,000  German Mark  ..............................        3/27/98         (5,100,199)
             2,463,000  German Mark  ..............................        4/14/98         (1,521,872)
                 5,470  Great Britain Pound Sterling  .............         4/3/97             (8,999)
             1,647,757  Great Britain Pound Sterling  .............        4/15/97         (2,710,460)
             1,993,620  Great Britain Pound Sterling  .............        4/30/97         (3,278,820)
             1,330,495  Great Britain Pound Sterling  .............        5/15/97         (2,187,724)
               648,004  Great Britain Pound Sterling  .............        6/16/97         (1,064,950)
             6,137,160  Great Britain Pound Sterling  .............        7/31/97        (10,078,729)
               641,643  Great Britain Pound Sterling  .............        8/15/97         (1,053,478)
               642,880  Great Britain Pound Sterling  .............        9/15/97         (1,054,960)
               955,171  Great Britain Pound Sterling  .............        9/30/97         (1,567,022)
             2,187,637  Great Britain Pound Sterling  .............       10/15/97         (3,588,060)
             3,350,798  Great Britain Pound Sterling  .............       11/28/97         (5,491,662)
             1,208,971  Great Britain Pound Sterling  .............       12/31/97         (1,980,276)
               906,098  Great Britain Pound Sterling  .............        1/20/98         (1,483,770)
             1,244,400  Great Britain Pound Sterling  .............         2/5/98         (2,037,315)
             9,568,905  Great Britain Pound Sterling  .............        2/17/98        (15,663,594)
             6,179,324  Great Britain Pound Sterling  .............        3/13/98        (10,111,954)
             6,609,801  Great Britain Pound Sterling  .............        3/27/98        (10,814,466)
             1,554,533  Great Britain Pound Sterling  .............        4/14/98         (2,542,704)
           100,687,600  Hong Kong Dollar  .........................        6/16/97        (12,991,326)
            11,613,450  Hong Kong Dollar  .........................        8/29/97         (1,497,938)
            11,619,750  Hong Kong Dollar  .........................        9/30/97         (1,498,525)
             7,746,300  Hong Kong Dollar  .........................        1/20/98           (998,329)
         4,432,320,000  Italian Lira  .............................        4/15/97         (2,656,647)
         7,180,150,000  Italian Lira  .............................        4/30/97         (4,300,522)
         7,966,500,000  Italian Lira  .............................        5/30/97         (4,765,366)
           468,105,000  Italian Lira  .............................        6/16/97           (279,798)
         4,658,600,000  Italian Lira  .............................        7/15/97         (2,781,249)
         5,411,875,000  Italian Lira  .............................        8/14/97         (3,227,513)
        18,651,600,000  Italian Lira  .............................        8/29/97        (11,117,871)
        21,678,300,000  Italian Lira  .............................        9/30/97        (12,909,673)
        18,472,800,000  Italian Lira  .............................       10/15/97        (10,996,753)
         4,608,750,000  Italian Lira  .............................       10/31/97         (2,742,597)
         9,171,420,000  Italian Lira  .............................       11/14/97         (5,456,263)
        16,382,835,000  Italian Lira  .............................        1/20/98         (9,736,359)
         7,321,950,000  Italian Lira  .............................         2/5/98         (4,350,551)
         2,548,875,000  Italian Lira  .............................         3/6/98         (1,514,035)
        15,423,300,000  Italian Lira  .............................        3/27/98         (9,159,840)
         1,709,300,000  Italian Lira  .............................        4/14/98         (1,014,650)
            31,057,436  Japanese Yen  .............................         4/3/97           (251,147)
         1,595,877,500  Japanese Yen  .............................        4/15/97        (12,931,863)
           555,747,500  Japanese Yen  .............................        4/30/97         (4,513,080)
         1,654,040,000  Japanese Yen  .............................        5/15/97        (13,462,166)
           725,200,000  Japanese Yen  .............................        5/30/97         (5,916,016)
           313,020,000  Japanese Yen  .............................        6/16/97         (2,560,029)
         2,625,250,000  Japanese Yen  .............................        6/30/97        (21,515,710)
           411,680,000  Japanese Yen  .............................        7/15/97         (3,381,714)
           823,640,000  Japanese Yen  .............................        7/31/97         (6,782,372)
         1,031,700,000  Japanese Yen  .............................        8/15/97         (8,515,426)
           837,440,000  Japanese Yen  .............................        8/29/97         (6,927,164)
           421,120,000  Japanese Yen  .............................        9/15/97         (3,492,765)
           532,100,000  Japanese Yen  .............................        9/30/97         (4,423,770)
         1,197,405,000  Japanese Yen  .............................       10/15/97         (9,979,135)
         1,064,200,000  Japanese Yen  .............................       10/31/97         (8,892,189)
         1,620,300,000  Japanese Yen  .............................       11/14/97        (13,570,072)
         1,513,680,000  Japanese Yen  .............................       11/28/97        (12,706,644)
           920,405,500  Japanese Yen  .............................       12/30/97         (7,767,584)
         1,440,270,000  Japanese Yen  .............................        1/20/98        (12,193,512)
           635,855,000  Japanese Yen  .............................         2/5/98         (5,396,205)
         3,521,700,000  Japanese Yen  .............................        2/27/98        (29,985,660)
         3,487,500,000  Japanese Yen  .............................         3/6/98        (29,725,501)
         2,198,110,000  Japanese Yen  .............................         4/6/98        (18,824,200)
         2,902,375,000  Japanese Yen  .............................        4/14/98        (24,887,102)
             6,669,800  Netherlands Guilder  ......................        4/15/97         (3,560,080)
             6,685,600  Netherlands Guilder  ......................        4/29/97         (3,572,074)
             4,180,000  Netherlands Guilder  ......................        5/15/97         (2,235,978)
             6,722,400  Netherlands Guilder  ......................        5/30/97         (3,600,064)
             1,625,800  Netherlands Guilder  ......................        7/31/97           (874,656)
             1,648,500  Netherlands Guilder  ......................       10/31/97           (893,368)
             8,386,000  Netherlands Guilder  ......................       11/14/97         (4,549,847)
            16,164,900  Netherlands Guilder  ......................         2/5/98         (8,829,750)
             5,898,240  Netherlands Guilder  ......................        2/17/98         (3,224,848)
            18,562,000  Netherlands Guilder  ......................         3/6/98        (10,162,372)
             5,578,200  Netherlands Guilder  ......................         4/6/98         (3,061,468)
             2,005,554  New Zealand Dollar  .......................        5/15/97         (1,390,167)
             1,136,364  New Zealand Dollar  .......................        6/16/97           (786,481)
             1,487,874  New Zealand Dollar  .......................        7/31/97         (1,027,668)
             4,345,307  New Zealand Dollar  .......................       10/15/97         (2,990,772)
            13,060,514  New Zealand Dollar  .......................       11/28/97         (8,971,026)
             1,457,938  New Zealand Dollar  .......................        4/14/98           (995,946)
            64,785,000  Norwegian Krone  ..........................        6/16/97         (9,881,329)
            12,790,000  Norwegian Krone  ..........................       11/28/97         (1,972,753)
             9,625,950  Norwegian Krone  ..........................         2/5/98         (1,491,782)
             1,652,520  Singapore Dollar  .........................        4/30/97         (1,145,318)
             1,102,000  Singapore Dollar  .........................        5/30/97           (765,012)
             1,381,300  Singapore Dollar  .........................        6/16/97           (960,613)
             1,390,200  Singapore Dollar  .........................        7/31/97           (969,794)
             4,848,900  Singapore Dollar  .........................        8/15/97         (3,384,345)
               834,420  Singapore Dollar  .........................        9/30/97           (583,099)
             2,385,100  Singapore Dollar  .........................         3/6/98         (1,681,744)
             1,413,000  Singapore Dollar  .........................        4/14/98           (997,829)
            16,807,547  Spanish Peseta  ...........................         4/3/97           (118,970)
           127,840,000  Spanish Peseta  ...........................        4/15/97           (904,828)
           130,050,000  Spanish Peseta  ...........................        4/30/97           (920,395)
           130,550,000  Spanish Peseta  ...........................        5/15/97           (923,873)
           524,800,000  Spanish Peseta  ...........................        5/30/97         (3,713,689)
           194,355,000  Spanish Peseta  ...........................        6/16/97         (1,375,316)
           127,490,000  Spanish Peseta  ...........................        7/15/97           (902,207)
           126,410,000  Spanish Peseta  ...........................        8/15/97           (894,709)
           259,040,000  Spanish Peseta  ...........................        9/15/97         (1,833,930)
           194,685,000  Spanish Peseta  ...........................        9/30/97         (1,378,547)
           192,810,000  Spanish Peseta ............................       10/15/97         (1,365,543)
           129,350,000  Spanish Peseta  ...........................       11/14/97           (916,537)
           130,645,000  Spanish Peseta  ...........................       11/28/97           (925,952)
           398,190,000  Spanish Peseta  ...........................        1/20/98         (2,825,185)
           426,864,000  Spanish Peseta  ...........................        2/17/98         (3,030,427)
           819,432,000  Spanish Peseta  ...........................        3/27/98         (5,822,580)
           571,600,000  Spanish Peseta  ...........................        4/14/98         (4,062,357)
            23,824,850  Swedish Krona  ............................        4/30/97         (3,165,546)
            16,363,700  Swedish Krona  ............................        5/15/97         (2,170,000)
             6,577,300  Swedish Krona  ............................        8/15/97           (878,171)
             6,653,000  Swedish Krona  ............................        8/29/97           (888,888)
            22,934,100  Swedish Krona  ............................        9/30/97         (3,069,069)
            13,449,000  Swedish Krona  ............................       11/28/97         (1,805,033)
             6,832,000  Swedish Krona  ............................        1/20/98           (919,361)
            60,983,250  Swedish Krona  ............................         2/5/98         (8,212,707)
            75,152,000  Swedish Krona  ............................        4/14/98        (10,154,347)
             8,370,000  Swiss Franc  ..............................        4/15/97         (5,825,596)
             8,344,350  Swiss Franc  ..............................        4/30/97         (5,817,129)
            10,440,500  Swiss Franc  ..............................        5/15/97         (7,290,365)
            12,315,000  Swiss Franc  ..............................        5/30/97         (8,613,695)
             1,828,950  Swiss Franc  ..............................        6/16/97         (1,281,660)
             5,817,000  Swiss Franc  ..............................        7/31/97         (4,097,234)
             8,650,500  Swiss Franc  ..............................        8/15/97         (6,103,700)
             7,726,550  Swiss Franc  ..............................        8/29/97         (5,460,784)
             4,832,400  Swiss Franc  ..............................        9/30/97         (3,428,496)
             9,704,000  Swiss Franc  ..............................       10/15/97         (6,897,606)
            14,691,600  Swiss Franc  ..............................       10/31/97        (10,463,782)
             5,008,400  Swiss Franc  ..............................       11/14/97         (3,573,482)
             7,628,100  Swiss Franc  ..............................       11/28/97         (5,452,448)
            42,586,500  Swiss Franc  ..............................       12/31/97        (30,570,383)
            10,588,600  Swiss Franc  ..............................        1/20/98         (7,619,233)
            13,715,000  Swiss Franc  ..............................         2/5/98         (9,887,927)
            11,137,600  Swiss Franc  ..............................        2/27/98         (8,051,087)
            38,460,960  Swiss Franc  ..............................        3/13/98        (27,849,596)
             5,595,200  Swiss Franc  ..............................         4/6/98         (4,063,291)
             7,682,400  Swiss Franc  ..............................        4/14/98         (5,584,459)
                                                                                        -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $1,050,991,191) ..................................                     $(988,738,908)
                                                                                        =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
 Statement of Assets and Liabilities
-------------------------------------------------------------------------------
March 31, 1997

ASSETS
    Investments, at value (Cost $1,227,799,364) (Note 1)
        See accompanying schedule ........................                       $1,392,381,297
    Cash and foreign currency (Cost $1,075,991) ..........                            1,084,452
    Net unrealized appreciation of forward exchange
      contracts
      (Note 1) ...........................................                           62,463,646
    Receivable for Fund shares sold ......................                            6,165,754
    Dividends and interest receivable ....................                            4,052,021
    Receivable for investment securities sold ............                              796,618
    Unamortized organization costs (Note 5) ..............                               26,071
    Prepaid expenses .....................................                                6,650
                                                                                 --------------
        TOTAL ASSETS .....................................                        1,466,976,509
                                                                                 --------------

LIABILITIES
    Payable for investment securities purchased ..........      $21,573,132
    Payable for Fund shares redeemed .....................        2,002,529
    Investment advisory fee payable (Note 2) .............        1,520,549
    Transfer agent fees payable (Note 2) .................           60,000
    Custodian fees payable (Note 2) ......................           55,000
    Accrued expenses and other payables ..................          554,807
                                                                -----------
        TOTAL LIABILITIES ................................                           25,766,017
                                                                                 --------------
NET ASSETS ...............................................                       $1,441,210,492
                                                                                 ==============
NET ASSETS CONSIST OF
    Undistributed net investment income ..................                       $   11,956,516
    Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies ..........                           23,644,999
    Net unrealized appreciation of securities, forward
      exchange
      contracts, foreign currencies and net other assets .                          226,761,808
    Par value ............................................                                9,324
    Paid-in capital in excess of par value ...............                        1,178,837,845
                                                                                 --------------
        TOTAL NET ASSETS .................................                       $1,441,210,492
                                                                                 ==============
NET ASSET VALUE, offering and redemption price per share
    ($1,441,210,492 / 93,237,678 shares of common stock
    outstanding) .........................................                               $15.46
                                                                                         ======

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
 Statement of Operations
-------------------------------------------------------------------------------

For the Year Ended March 31, 1997

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $2,667,110) ..............     $  21,537,601
    Interest (net of foreign withholding taxes of $192) .....................         4,832,359
                                                                                  -------------
        TOTAL INVESTMENT INCOME .............................................        26,369,960
                                                                                  -------------
EXPENSES
    Investment advisory fee (Note 2) ......................      $14,318,034
    Administration fee (Note 2) ...........................        1,398,274
    Custodian fees (Note 2) ...............................          894,791
    Transfer agent fees (Note 2) ..........................          545,246
    Legal and audit fees ..................................          107,479
    Amortization of organization costs (Note 5) ...........           22,285
    Directors' fees and expenses (Note 2) .................           15,300
    Other .................................................          844,873
    Waiver of fees by administrator (Note 2) ..............          (84,934)
                                                                 -----------
        TOTAL EXPENSES ......................................................        18,061,348
                                                                                  -------------
NET INVESTMENT INCOME .......................................................         8,308,612
                                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3)
    Net realized gain (loss) on:
      Securities ............................................................        54,568,300
      Forward exchange contracts ............................................        66,112,135
      Foreign currencies ....................................................          (674,536)
                                                                                  -------------
    Net realized gain on investments during the year ........................       120,005,899
                                                                                  -------------

    Net change in unrealized appreciation (depreciation) of:
      Securities ............................................................        19,433,370
      Forward exchange contracts ............................................        35,713,408
      Foreign currencies and net other assets ...............................          (248,729)
                                                                                  -------------
    Net unrealized appreciation on investments during the year ..............        54,898,049
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .............................       174,903,948
                                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $ 183,212,560
                                                                                  =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
  Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                YEAR                YEAR
                                                                ENDED               ENDED
                                                               3/31/97             3/31/96
                                                         -------------------  -----------------
Net investment income .................................        $  8,308,612       $  9,045,946
Net realized gain (loss) on securities, forward
  exchange
  contracts and currency transactions during the year .         120,005,899        (10,403,439)
Net unrealized appreciation of securities,
  forward exchange contracts, foreign currencies and
  net other assets during the year ....................          54,898,049        185,687,996
                                                             --------------       ------------
Net increase in net assets resulting from operations ..         183,212,560        184,330,503
DISTRIBUTIONS:
  Dividends to shareholders from net investment income          (14,614,831)         --
  Dividends in excess of net investment income ........         (28,673,453)         --
  Distributions to shareholders from net realized gain
    on
    investments .......................................         (44,555,478)        (3,341,225)
  Distributions to shareholders in excess of net
    realized gain
    on investments ....................................          --                 (9,099,176)
Net increase in net assets from Fund share transactions
  (Note 4) ............................................         394,930,728        123,986,313
                                                             --------------       ------------
Net increase in net assets ............................         490,299,526        295,876,415
NET ASSETS
Beginning of year .....................................         950,910,966        655,034,551
                                                             --------------       ------------

End of year (including undistributed net investment
  income of $11,956,516 and $14,504,033, respectively)       $1,441,210,492       $950,910,966
                                                             ==============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
 Financial Highlights
-------------------------------------------------------------------------------

For a Fund share outstanding throughout each year.

                                         YEAR              YEAR            YEAR           PERIOD
                                         ENDED            ENDED           ENDED            ENDED
                                        3/31/97         3/31/96(a)       3/31/95       3/31/94(a)(b)
                                      ----------        ----------       -------       -------------
Net asset value, beginning of
  year..........................      $    14.28         $  11.52        $  12.26        $  10.00
                                      ----------         --------        --------        --------
Income from investment operations:
Net investment income (loss)(c)             0.12             0.15            0.10           (0.00)(d)
Net realized and unrealized gain
  (loss) on investments ........            2.18             2.81           (0.68)           2.26
                                      ----------         --------        --------        --------
    Total from investment
      operations ...............            2.30             2.96           (0.58)           2.26
                                      ----------         --------        --------        --------
DISTRIBUTIONS:
  Dividends from net investment
    income .....................           (0.19)         --              --              --
  Dividends in excess of net
    investment income ..........           (0.36)         --              --              --
  Distributions from net
realized gains                             (0.57)           (0.05)          (0.06)        --
  Distributions in excess of net
    realized gains .............        --                  (0.15)          (0.10)        --
                                      ----------         --------        --------        --------
    Total distributions ........           (1.12)           (0.20)          (0.16)        --
                                      ----------         --------        --------        --------
Net asset value, end of year ...      $    15.46         $  14.28        $  11.52        $  12.26
                                      ==========         ========        ========        ========
Total return(e) ................           16.66%           25.88%          (4.74)%         22.60%
                                      ==========         ========        ========        ========
Ratios/Supplemental Data:
Net assets, end of year (in 000's)    $1,441,210         $950,911        $655,035        $297,434
Ratio of operating expenses
  to average net assets(f) .....          1.58%              1.60%           1.65%           1.73%(g)
Ratio of net investment income
  (loss) to average net assets .          0.73%              1.15%           1.08%          (0.00)%(g)(h)
Portfolio turnover rate ........            20%                17%             16%             14%
Average commission rate
  (per share of security)(i) ...      $  0.0249          $ 0.0206             N/A             N/A
------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fund commenced operations on June 15, 1993.
(c) Net investment income for a Fund share outstanding, before the waiver of fees by the administrator and/or investment adviser for the year ended March 31, 1997 and for the 7.5- month period ended March 31, 1994 was $0.11 and $(0.01) per share, respectively.
(d) Amount represents less than $(0.01) per share.
(e) Total return represents aggregate total return for the periods indicated.
(f) Annualized expense ratio before the waiver of fees by the administrator and/or investment adviser for the year ended
    March 31, 1997 and for the 7.5-month period ended March 31, 1994 was 1.58% and 1.83%, respectively.
(g) Annualized.
(h) Amount represents less than (0.01)% per share.
(i) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1,
    1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
 Notes to Financial Statements
-------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities, for which the primary market is a national securities exchange or other market where there exists a reliable daily publication of actual transaction prices, are valued at the last sale price prior to the close of regular trading or, if there were no sales during the day, at the mean between the last ask price and the last bid price prior to the close of regular trading. Over-the-counter securities and securities listed or traded on certain foreign exchanges whose operations are similar to the United States ("U.S.") over-the-counter market are valued at the mean between the bid and ask prices. Portfolio securities that are traded primarily on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the credit-worthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

    The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company L.P. ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund, have approximately $24.4 million of their own money invested in the Fund.

    The Company on behalf of the Fund has entered into an administration agreement, as amended on February 15, 1997 (the "Administration Agreement") with First Data Investor Services Group, Inc. ("FDISG"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays FDISG an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                                   FEES ON ASSETS
                                       ---------------------------------------
                                                       BETWEEN
                                         UP TO         $500 AND     EXCEEDING
                                       $500 MILLION   $1 BILLION   $1 BILLION
------------------------------------------------------------------------------
Administration Fees                       0.06%         0.04%         0.02%
------------------------------------------------------------------------------

                                          UP TO       EXCEEDING
                                       $100 MILLION  $100 MILLION
------------------------------------------------------------------------------
Accounting Fees                           0.03%         0.01%
------------------------------------------------------------------------------

    For the period from February 15, 1997 through March 31, 1997, FDISG voluntarily waived administration and fund accounting fees of $84,934.

    Under the terms of the Administration Agreement, the Company will pay for Fund Administration Services a minimum fee of $40,000 per annum, not to be aggregated with fees for Fund Accounting Services. The Company will pay a minimum monthly fee of $4,000 for Fund Accounting Services for the Fund, not to be aggregated with fees for Fund Administration Services.

    Prior to February 15, 1997, the Company paid FDISG an administrative fee and a fund accounting fee computed daily and paid monthly at the annual rates of the value of the average daily net assets of the Fund as follows:

                                                        FEES ON ASSETS
                                      ----------------------------------------
                                                       BETWEEN
                                          UP TO       $200 AND      EXCEEDING
                                      $200 MILLION  $500 MILLION  $500 MILLION
------------------------------------------------------------------------------
Administration Fees                      0.12%         0.10%         0.08%
------------------------------------------------------------------------------

                                                      BETWEEN
                                         UP TO        $50 AND       EXCEEDING
                                      $50 MILLION   $100 MILLION  $100 MILLION
------------------------------------------------------------------------------
Accounting Fees                          0.08%         0.06%         0.04%
------------------------------------------------------------------------------

    For the period April 1, 1996 through February 14, 1997, the Company paid for Fund Administration Services a minimum fee of $40,000 per Fund per annum, not to be aggregated with fees for Fund Accounting Services and a minimum fee of $20,000 per Fund per annum, not to be aggregated with fees for Fund Administration Services.

    No officer, director or employee of Tweedy, Browne, FDISG or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each director who is not an officer, director or employee of Tweedy, Browne, FDISG or any of their affiliates $2,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Bank, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). Unified Advisers, Inc., serves as the Fund's transfer agent. Effective May 12, 1997, FDISG will replace Unified Advisers, Inc. as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

    For the year ended March 31, 1997, the Fund incurred total brokerage commissions of $2,167,248.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments for the year ended March 31, 1997, aggregated $537,030,192 and $202,319,185, respectively.

    At March 31, 1997, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $232,016,098 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $77,355,544.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                                            YEAR ENDED 3/31/97                   YEAR ENDED 3/31/96
                                    ------------------------------------------------------------------------
                                         SHARES            AMOUNT             SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold                                     35,117,166       $522,414,402        29,891,616       $381,433,296
Reinvested                                5,409,129         78,324,194           854,225         11,062,218
Redeemed                                (13,856,018)      (205,807,868)      (21,057,222)      (268,509,201)
--------------------------------------------------------------------------------------------------------------
Net increase                             26,670,277       $394,930,728         9,688,619       $123,986,313
--------------------------------------------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

7.  LINE OF CREDIT

    The Company and Mellon Bank, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lessor of $50 million or one-third of its net assets. Interest is payable at the bank's Money Market Rate plus 0.75% on an annualized basis. Under the Agreement, the Company is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 1997, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors
------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne Global Value Fund (the "Fund") (one of a series of Tweedy, Browne Fund Inc.) as of March 31, 1997, the related statement of operations for the year then ended, and the related statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period from June 15, 1993 (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period from June 15, 1993 to March 31, 1994, in conformity with generally accepted accounting principles.

Boston, Massachusetts                           ERNST & YOUNG LLP
May 2, 1997

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
Tax Information (unadited)
------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1997

    For the fiscal year ended March 31, 1997, the amount of long-term capital gain distributed to shareholders by the Fund was $32,491,565.

    Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 1997, 5.56% qualify for the dividend received deduction available to corporate shareholders.

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------
March 31, 1997

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                     TWEEDY, BROWNE AMERICAN VALUE FUND VS.
           STANDARD & POOR'S 500 STOCK INDEX 12/8/93 THROUGH 3/31/97

                                               INDEX: STANDARD & POOR'S
                    TWEEDY, BROWNE                 500 STOCK INDEX
                  AMERICAN VALUE FUND*             (THE "S&P 500")
                  --------------------         ------------------------
DEC 1993                10.00                         10.12
MAR 1994                 9.71                          9.74
JUN 1994                 9.82                          9.78
SEP 1994                10.26                         10.26
DEC 1994                 9.88                         10.25
MAR 1995                10.78                         11.25
JUN 1995                11.98                         12.32
SEP 1995                13.06                         13.30
DEC 1995                13.46                         14.10
MAR 1996                14.52                         14.86
JUN 1996                14.99                         15.53
SEP 1996                15.17                         16.01
DEC 1996                16.48                         17.34
MAR 1997                17.09                         17.80

--------------------------------------------------------------------------------

The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

Index information is available at month end only; therefore, the closest month end to inception date of the Fund, November 30, 1993, has been used.

             AVERAGE ANNUAL TOTAL RETURN*                          AGGREGATE TOTAL RETURN*
--------------------------------------------------------------------------------------------------------

                                                                         YEAR               INCEPTION
                                             WITHOUT                     ENDED              12/8/93 -
THE FUND                        ACTUAL      WAIVERS**                   3/31/97              3/31/97
----------                      ----------  -----------------------------------------------  -----------
Inception (12/8/93)                                    The Fund         17.75%               70.97%
 through 3/31/97                17.58%       17.28%    S&P 500          19.82%               78.04%
Year Ended 3/31/97              17.75%       17.61%
--------------------------------------------------------------------------------------------------------

Note:          The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.
              *Assumes the reinvestment of all dividends and distributions.
             **See Note 2 to Financial Statements.

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------

March 31, 1997

                     [Graphic Omitted]

                                                                                    MARKET
                                                                                     VALUE
      SHARES                                                                        (NOTE 1)
      ------                                                                        -------
                     COMMON STOCKS--DOMESTIC--86.5%
                     ADVERTISING--0.5%
              6,680  Grey Advertising Inc.  ..................................  $  1,796,920
                                                                                ------------
                     APPAREL/TEXTILES--0.2%
             45,900  Chic by H.I.S. Inc.+  ...................................       281,136
              9,400  Garan Inc. ..............................................       169,200
              2,000  Thomaston Mills, Inc., Class A  .........................        22,000
                                                                                ------------
                                                                                     472,336
                                                                                ------------
                     AUTOMOTIVE PARTS--0.8%
            144,500  Standard Motor Products, Inc. ...........................     1,896,562
             23,300  Standard Products Company  ..............................       541,725
              5,200  Woodward Governor Company  ..............................       141,700
                                                                                ------------
                                                                                   2,579,987
                                                                                ------------
                     BANKING--14.0%
             56,700  BancFirst Corporation  ..................................     1,658,475
            316,160  BanPonce Corporation  ...................................    11,223,680
             10,200  Cape Cod Bank & Trust Company  ..........................       275,400
             89,207  Chase Manhattan Corporation  ............................     8,352,005
             75,100  Comerica, Inc. ..........................................     4,233,762
              4,500  Community Financial Group--Bank of Nashville  ...........        54,000
            114,910  First Chicago NBD Corporation  ..........................     6,219,505
             20,400  First Mortgage Corporation+ .............................        94,350
             33,900  Mercantile Bancorporation, Inc. .........................     1,796,700
             40,855  Mid-America Bancorporation  .............................       817,100
              9,000  Peoples Bank Corporation of Indianapolis  ...............       391,500
            230,700  PNC Bank Corporation  ...................................     9,228,000
              4,300  Suffolk Bancorp  ........................................       180,600
             18,425  Transworld Bancorp+  ....................................       331,650
             11,000  Wells Fargo & Company  ..................................     3,125,375
                                                                                ------------
                                                                                  47,982,102
                                                                                ------------
                     BASIC INDUSTRIES--4.6%
            100,500  ACX Technologies Inc.+  .................................     1,934,625
             25,000  Blessings Corporation  ..................................       246,874
            103,300  Gorman-Rupp Company  ....................................     1,652,800
             61,400  Monarch Machine Tool Company  ...........................       452,825
             70,200  Sequa Corporation, Class A+ .............................     3,132,675
             78,000  Tremont Corporation+  ...................................     2,720,250
             30,200  Unilever NV, ADR  .......................................     5,624,750
                                                                                ------------
                                                                                  15,764,799
                                                                                ------------
                     BUSINESS AND COMMERCIAL SERVICES--0.0%++
              1,300  IIC Industries Inc.+  ...................................        54,275
             12,500  Paris Corporation+  .....................................        25,781
                                                                                ------------
                                                                                      80,056
                                                                                ------------
                     CHEMICALS--1.4%
            177,700  Lilly Industries Inc., Class A  .........................  $  3,265,238
            103,100  Oil-Dri Corporation of America  .........................     1,688,263
                                                                                ------------
                                                                                   4,953,501
                                                                                ------------
                     CONSUMER NON-DURABLES--11.6%
            142,400  Bairnco Corporation  ....................................       996,800
             76,700  Coca-Cola Bottling Company  .............................     3,336,450
            209,200  EKCO Group Inc. .........................................     1,046,000
             76,800  Fuji Photo Film Company Ltd., ADR  ......................     2,515,200
             43,535  Great Atlantic & Pacific Tea Company, Inc. ..............     1,104,701
             19,000  Hyde Athletic Industries Inc., Class A+  ................        87,875
             25,000  Hyde Athletic Industries Inc., Class B+  ................       124,220
            121,735  Nestle, ADR  ............................................     7,037,805
             49,800  OroAmerica Inc.+  .......................................       249,000
            106,750  Philip Morris Companies Inc. ............................    12,182,844
             10,800  TCC Industries Inc.+  ...................................        16,200
            366,200  UST Inc. ................................................    10,207,825
             57,200  Village Super Market Inc., Class A+  ....................       514,800
                                                                                ------------
                                                                                  39,419,720
                                                                                ------------
                     CONSUMER SERVICES--1.8%
            301,800  Jones Intercable Inc., Class A+  ........................     2,867,100
            128,900  Pinkerton's, Inc. .......................................     3,319,175
                                                                                ------------
                                                                                   6,186,275
                                                                                ------------
                     ELECTRONIC EQUIPMENT--0.1%
              8,000  Espey Manufacturing and Electronics Corporation  ........       143,000
                                                                                ------------
                     ENGINEERING AND CONSTRUCTION--3.1%
             12,700  Atkinson (Guy F.) Company California+  ..................       104,775
             22,700  Devcon International Corporation+  ......................       116,337
            107,300  Harding Lawson Associates Group .........................       737,688
            150,500  Hovnanian Enterprises, Inc.+  ...........................       978,250
             58,800  M/I Schottenstein Homes Inc.+  ..........................       602,700
              4,080  Oilgear Company  ........................................        66,300
             42,000  Oriole Homes Corporation, Class A+  .....................       330,750
             91,500  Oriole Homes Corporation, Class B+  .....................       714,843
            329,700  Ryland Group, Inc. ......................................     3,873,975
            489,300  Standard-Pacific Corporation ............................     3,058,125
                                                                                ------------
                                                                                  10,583,743
                                                                                ------------
                     FINANCIAL SERVICES--11.5%
            191,230  American Express Company ................................    11,449,895
            418,280  Federal Home Loan Mortgage Corporation ..................    11,398,130
             48,300  Household International Inc .............................     4,147,762
             18,600  HPSC Inc.+  .............................................       111,600
             20,800  Kent Financial Services Inc.+  ..........................       158,600
            345,550  Lehman Brothers Holdings Inc ............................    10,064,145
             10,000  Letchworth Independent Bancshares Corporation  ..........       355,000
              1,500  Norex American Inc.+  ...................................        68,625
             88,200  Phoenix Duff & Phelps Corporation .......................       672,525
             29,800  Value Line Inc. .........................................       983,400
              1,604  Whitney Holding Corporation .............................        62,456
                                                                                ------------
                                                                                  39,472,138
                                                                                ------------
                     FOOD AND BEVERAGES--0.0%++
             40,600  United Foods, Inc., Class A+  ...........................        73,588
             25,400  United Foods, Inc., Class B+  ...........................        46,037
                                                                                ------------
                                                                                     119,625
                                                                                ------------
                     FURNITURE--0.1%
             29,900  Flexsteel Industries Inc ................................       358,800
                                                                                ------------
                     HEALTH CARE--8.5%
            163,670  Glaxo Wellcome PLC, Sponsored ADR  ......................     5,789,826
             33,412  Johnson & Johnson  ......................................     1,766,660
             10,666  Novartis AG, ADR  .......................................       650,182
            222,300  Nycomed ASA, ADR, Class B  ..............................     3,334,500
            167,000  Pharmacia & Upjohn, Inc. ................................     6,116,375
            401,800  Regency Health Services, Inc. ...........................     4,269,125
            497,600  Sun Healthcare Group Inc.+  .............................     7,153,000
              7,500  Trans Leasing International, Inc. .......................        42,186
              8,000  Wyant Corporation .......................................        40,000
                                                                                ------------
                                                                                  29,161,854
                                                                                ------------
                     INSURANCE--11.1%
             15,200  Allstate Financial Corporation+  ........................        92,150
            221,000  American Annuity Group Inc. .............................     3,453,125
             77,400  American Indemnity Financial Corporation  ...............     1,020,713
            112,125  American National Insurance Company  ....................     8,773,781
                600  Amwest Insurance Group Inc. .............................         7,275
            122,600  Integon Corporation  ....................................     1,808,350
             23,300  Kansas City Life Insurance Company  .....................     1,578,575
             21,600  Merchants Group Inc. ....................................       410,400
             50,900  National Western Life Insurance Company+  ...............     4,199,250
             13,200  RLI Corporation  ........................................       420,750
             74,000  Security-Connecticut Corporation  .......................     3,339,250
            109,500  Transatlantic Holdings, Inc. ............................     9,198,000
             81,715  USLIFE Corporation  .....................................     3,820,176
                                                                                ------------
                                                                                  38,121,795
                                                                                ------------
                     LEISURE AND ENTERTAINMENT--1.2%
            165,000  Alliance Entertainment Corporation+ .....................       226,875
            140,400  C-TEC Corporation+  .....................................     3,966,300
                                                                                ------------
                                                                                   4,193,175
                                                                                ------------
                     METALS AND METAL PRODUCTS--0.0%++
             14,000  American Metals Service, Inc.+  .........................        13,125
                                                                                ------------
                     OIL AND GAS--1.4%
             80,000  Isramco, Inc.+  .........................................        50,000
              1,900  Lufkin Industries, Inc. .................................        41,919
             90,400  Matrix Service Company+  ................................       689,300
             87,600  Penn Virginia Corporation ...............................     3,876,300
             10,000  Wiser Oil Company .......................................       176,250
                                                                                ------------
                                                                                   4,833,769
                                                                                ------------
                     REAL ESTATE--2.3%
            347,800  American Real Estate Partners Ltd.  .....................     3,738,850
             26,100  Arizona Land Income Corporation, Class A  ...............       127,237
             18,012  Atlantic Realty Trust Inc.+  ............................       194,755
             13,200  Mays (J.W.), Inc.+  .....................................       125,400
            154,400  Price Enterprises Inc.+  ................................     2,837,100
              3,623  Public Storage, Inc. ....................................       105,067
             36,025  Ramco-Gershenson Properties .............................       630,437
             20,000  Reading Company, Class A+ ...............................       217,500
                                                                                ------------
                                                                                   7,976,346
                                                                                ------------
                     RESTAURANT CHAINS--5.0%
            719,100  Darden Restaurants Inc. .................................     5,662,911
            219,000  McDonald's Corporation  .................................    10,347,750
             83,400  Vicorp Restaurants Inc.+  ...............................     1,063,350
                                                                                ------------
                                                                                  17,074,011
                                                                                ------------
                     RETAIL--5.4%
             82,500  Burlington Coat Factory Warehouse+ ......................     1,485,000
              1,000  Dart Group Corporation, Class A  ........................        90,750
             25,000  Discount Auto Parts Inc.+  ..............................       400,000
            117,900  EZCORP Inc., Class A+  ..................................       928,462
            280,500  Fingerhut Companies, Inc ................................     3,927,000
             90,100  Government Technology Services, Inc. ....................       456,130
            479,000  Jan Bell Marketing Inc.+ ................................     1,017,875
            164,000  Kmart Corporation  ......................................     1,988,500
             32,800  Luria (L) and Sons Inc.+  ...............................        69,700
              9,900  Mercantile Stores Company Inc. ..........................       459,113
             67,200  Penney (J.C.) Company, Inc. .............................     3,200,400
             32,100  Seaman Furniture Company+  ..............................       625,950
            130,100  Swiss Army Brands, Inc. .................................     1,626,250
            158,700  Syms Corporation+  ......................................     1,448,137
            138,000  United Retail Group, Inc. ...............................       621,000
                                                                                ------------
                                                                                  18,344,267
                                                                                ------------
                     TECHNOLOGY--0.1%
             44,600  Astrosystems Inc.+  .....................................       245,300
                                                                                ------------
                     TELECOMMUNICATIONS--0.0%++
             15,300  TCI International Inc.+  ................................       108,056
                                                                                ------------
                     TRANSPORTATION/TRANSPORTATION SERVICES--1.8%
            114,000  GATX Corporation ........................................     5,571,750
             53,100  KLLM Transport Services Inc.+  ..........................       577,463
                                                                                ------------
                                                                                   6,149,213
                                                                                ------------
                     TOTAL COMMON STOCKS--DOMESTIC
                     (COST $234,985,659) .....................................   296,133,913
                                                                                ------------
                     COMMON STOCKS--FOREIGN--4.8%
                     FINLAND--0.5%
             15,500  Kone Corporation, Class B  ..............................     1,883,357
                                                                                ------------
                     FRANCE--0.3%
              7,200  Compagnie Financiere de Suez  ...........................       373,048
              2,725  Klepierre  ..............................................       402,841
              2,300  Peugeot SA  .............................................       262,588
                                                                                ------------
                                                                                   1,038,477
                                                                                ------------
                     ITALY--0.2%
             72,100  Arnoldo Mondadori Editore SPA  ..........................       454,072
             15,000  Franco Tosi SPA  ........................................       107,153
                                                                                ------------
                                                                                     561,225
                                                                                ------------
                     JAPAN--1.4%
             63,000  Aichi Electric Company Ltd.  ............................       277,634
             49,000  Amada Sonoike Company Ltd.  .............................       192,165
             15,200  Chofu Seisakusho Company  ...............................       254,420
             58,000  Dowa Fire & Marine Insurance Company  ...................       238,247
             17,000  Fuji Photo Film Ltd.  ...................................       559,473
             30,000  Gakken Company Ltd.  ....................................       138,030
             53,000  Koyosha Inc.+  ..........................................       273,850
             19,000  Matsushita Electric Industrial Company  .................       296,515
             54,000  Mitsubishi Electric Corporation  ........................       303,470
             32,000  Morito  .................................................       220,716
             45,150  Nissan Fire & Marine Insurance Company  .................       175,971
             36,000  Oak  ....................................................       154,282
             62,000  Osaka Securities Finance  ...............................       206,048
             19,000  Sangetsu Company Ltd.  ..................................       328,778
             15,000  Sankyo Company Ltd.  ....................................       413,601
              5,000  Shikoku Coca-Cola Bottling  .............................        54,581
             99,000  Shin Nikkei Company Ltd.  ...............................       300,195
             33,000  Suzuki Motor Corporation  ...............................       320,207
             19,000  Toyo Technical Company Ltd.  ............................       152,098
                                                                                ------------
                                                                                   4,860,281
                                                                                ------------
                     NETHERLANDS--0.5%
             10,900  Heineken Holdings NV, Class A  ..........................     1,644,779
                                                                                ------------
                     SINGAPORE--0.1%
             79,000  Robinson and Company Ord  ...............................       328,141
                                                                                ------------
                     SPAIN--0.2%
              7,600  Argentaria  .............................................       331,382
             16,000  Unipapel SA  ............................................       302,955
                                                                                ------------
                                                                                     634,337
                                                                                ------------
                     SWITZERLAND--0.6%
              2,000  Danzas Holding AG PC  ...................................       394,719
              2,000  Edipresse SA, Bearer  ...................................       460,042
              1,500  Magazine Zum Globus PC  .................................       656,706
                500  Swissair AG, Registered+  ...............................       446,143
                                                                                ------------
                                                                                   1,957,610
                                                                                ------------
                     UNITED KINGDOM--1.0%
            177,800  BTR Ord  ................................................       779,556
            147,300  McAlpine (Alfred) PLC  ..................................       392,587
             32,500  SmithKline Beecham, PLC Units, ADR  .....................     2,275,000
                                                                                ------------
                                                                                   3,447,143
                                                                                ------------
                     TOTAL COMMON STOCKS--FOREIGN
                     (COST $14,616,162) ......................................    16,355,350
                                                                                ------------
          FACE
          VALUE
          -----
                     COMMERCIAL PAPER--3.8% (COST $13,000,000)
        $13,000,000  General Electric Capital Corporation, 6.500% due 4/1/97      13,000,000
                                                                                ------------

                     U.S. TREASURY BILLS--0.2%
           $200,000  5.630%** due 5/1/97  ....................................    $  199,112
            350,000  5.600%** due 8/21/97  ...................................       342,683
            315,000  5.508%** due 10/16/97 ...................................       305,956
                                                                                ------------

                     TOTAL U.S. TREASURY BILLS
                     (COST $847,751) .........................................       847,751
                                                                                ------------
                     REPURCHASE AGREEMENT--5.4%
                     (COST $18,665,000)
         18,665,000  Agreement with UBS Securities, Inc., 6.350% dated 3/31/97, to be repurchased at $18,668,292 on 4/1/97, collateralized by $19,329,000 U.S. Treasury Notes, 6.375% due 9/30/01
                     (market value $19,051,146) ..............................    18,665,000
                                                                                ------------

TOTAL INVESTMENTS (COST $282,114,572*) ................................ 100.7%   345,002,014
OTHER ASSETS AND LIABILITIES (NET) ..................................   (0.7)     (2,534,635
                                                                         ----   ------------
NET ASSETS ............................................................ 100.0%  $342,467,379
                                                                        =====   ============
------------
 * Aggregate cost for Federal tax purposes is $282,090,648.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviations:
ADR--American Depositary Receipt
Ord--Ordinary Share

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------------------------------
Schedule of Forward Exchange Contracts
-------------------------------------------------------------------------------------------------------

March 31, 1997

                                                                         CONTRACT          MARKET
                                                                          VALUE            VALUE
     CONTRACTS                                                             DATE           (NOTE 1)
     ---------                                                           --------         --------

FORWARD EXCHANGE CONTRACTS TO SELL
          2,147,265  Finnish Markka ................................        4/15/97        $  (430,352)
          4,464,000  Finnish Markka ................................        8/29/97           (903,897)
          1,721,335  Finnish Markka ................................        3/13/98           (353,773)
          3,029,280  French Franc ..................................        8/29/97           (545,352)
          1,002,660  French Franc ..................................       10/15/97           (181,158)
            125,008  Great Britain Pound Sterling ..................       10/15/97           (205,032)
          1,813,456  Great Britain Pound Sterling ..................       12/31/97         (2,970,414)
            466,650  Great Britain Pound Sterling ..................         2/5/98           (763,993)
            617,932  Great Britain Pound Sterling ..................        3/13/98         (1,011,195)
        544,148,500  Italian Lira ..................................        8/29/97           (324,357)
        423,335,000  Italian Lira ..................................       10/15/97           (252,009)
         55,814,250  Japanese Yen ..................................        4/15/97           (452,279)
         67,990,000  Japanese Yen ..................................        8/29/97           (562,402)
        190,496,250  Japanese Yen ..................................       10/15/97         (1,587,590)
         75,798,100  Japanese Yen ..................................       12/31/97           (639,683)
         29,050,000  Japanese Yen ..................................        3/13/98           (247,864)
        116,095,000  Japanese Yen ..................................        4/14/98           (995,484)
            750,353  Netherlands Guilder ...........................        4/15/97           (400,509)
          1,972,080  Netherlands Guilder ...........................        8/29/97         (1,063,340)
            248,355  Netherlands Guilder ...........................       10/15/97           (134,415)
          3,407,800  Netherlands Guilder ...........................       12/31/97         (1,856,172)
          1,857,800  Netherlands Guilder ...........................        3/13/98         (1,017,677)
          6,478,500  Norwegian Krone ...............................        6/16/97           (988,133)
          4,812,975  Norwegian Krone ...............................         2/5/98           (745,891)
            418,260  Singapore Dollar ..............................       10/15/97           (292,590)
         38,562,000  Spanish Peseta ................................       10/15/97           (273,108)
           6,767,00  Swedish Krona .................................       12/31/97           (909,688)
            951,040  Swiss Franc ...................................        8/29/97           (672,153)
            242,600  Swiss Franc ...................................       10/15/97           (172,440)
          3,871,500  Swiss Franc ...................................       12/31/97         (2,779,126)
          1,371,500  Swiss Franc ...................................         2/5/98           (988,793)
          1,068,360  Swiss Franc ...................................        3/13/98           (773,600)
                                                                                          ------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
  (CONTRACT AMOUNT $26,975,000) ....................................                      $(25,494,469)
                                                                                          ============

TWEEDY, BROWNE AMERICAN VALUE FUND
------------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
------------------------------------------------------------------------------------------------

March 31, 1997

ASSETS
    Investments, at value (Cost $282,114,572) (Note 1)
        See accompanying schedule ............................                      $345,002,014
    Cash and foreign currency (Cost $39,445) .................                             8,740
    Receivable for Fund shares sold ..........................                         3,071,641
    Net unrealized appreciation of forward exchange contracts
      (Note 1) ...............................................                         1,480,531
    Receivable for investment securities sold ................                         1,168,695
    Dividends and interest receivable ........................                           529,305
    Unamortized organization costs (Note 5) ..................                            32,449
    Prepaid expenses .........................................                             1,381
                                                                                    ------------
        TOTAL ASSETS .........................................                       351,294,756
                                                                                    ------------
LIABILITIES
    Payable for investment securities purchased ..............      $7,535,139
    Payable for Fund shares redeemed .........................         796,746
    Investment advisory fee payable (Note 2) .................         362,902
    Transfer agent fees payable (Note 2) .....................          12,300
    Custodian fees payable (Note 2) ..........................           7,395
    Accrued expenses and other payables ......................         112,895
                                                                     ---------
        TOTAL LIABILITIES ....................................                         8,827,377
                                                                                     -----------
NET ASSETS ...................................................                      $342,467,379
                                                                                    ============
NET ASSETS CONSIST OF
    Undistributed net investment income ......................                      $  1,039,581
    Accumulated net realized gain on securities, forward
      exchange
      contracts and foreign currencies .......................                         5,415,390
    Net unrealized appreciation of securities, forward
      exchange
      contracts, foreign currencies and net other assets .....                        64,337,091
    Par value ................................................                             2,112
    Paid-in capital in excess of par value ...................                       271,673,205
                                                                                     -----------
        TOTAL NET ASSETS .....................................                      $342,467,379
                                                                                    ============
NET ASSET VALUE, offering and redemption price per share
    ($342,467,379 / 21,119,090 shares of common stock
    outstanding)                                                                          $16.22
                                                                                          ======

TWEEDY, BROWNE AMERICAN VALUE FUND
----------------------------------------------------------------------------------------------------
 Statement of Operations
----------------------------------------------------------------------------------------------------

For the Year Ended March 31, 1997

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $83,262) ..................           $ 4,842,528
    Interest .................................................................             1,015,320
                                                                                         -----------
        TOTAL INVESTMENT INCOME ..............................................             5,857,848
                                                                                         -----------
EXPENSES
    Investment advisory fee (Note 2) .........................      $3,176,537
    Administration fee (Note 2) ..............................         329,781
    Transfer agent fees (Note 2) .............................          98,552
    Custodian fees (Note 2) ..................................          56,005
    Legal and audit fees .....................................          32,659
    Amortization of organization costs (Note 5) ..............          19,469
    Directors' fees and expenses (Note 2) ....................           3,820
    Other ....................................................         151,863
    Waiver of fees by investment adviser, administrator and
      custodian (Note 2) .....................................        (343,759)
                                                                    ----------
        TOTAL EXPENSES .......................................................             3,524,927
                                                                                         -----------
NET INVESTMENT INCOME ........................................................             2,332,921
                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (Notes 1 and 3)
    Net realized gain on:
      Securities .............................................................            10,230,036
      Forward exchange contracts .............................................             1,264,232
      Foreign currencies .....................................................                16,177
                                                                                         -----------
    Net realized gain on investments during the year .........................            11,510,445
                                                                                         -----------

    Net change in unrealized appreciation (depreciation) of:
      Securities .............................................................            25,939,299
      Forward exchange contracts .............................................               906,418
      Foreign currencies and net other assets ................................               (30,702)
                                                                                         -----------
    Net unrealized appreciation of investments during the year ...............            26,815,015
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..............................            38,325,460
                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $40,658,381
                                                                                         ===========

TWEEDY, BROWNE AMERICAN VALUE FUND
----------------------------------------------------------------------------------------------
 Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                   YEAR             YEAR
                                                                   ENDED            ENDED
                                                                  3/31/97          3/31/96
                                                               ------------       ---------
Net investment income ...................................      $  2,332,921       $  1,550,882
Net realized gain on securities, forward exchange
  contracts and currency transactions during the year ...        11,510,445          2,569,270
Net unrealized appreciation of securities, forward
  exchange contracts, foreign currencies and net other
  assets during the year                                         26,815,015         34,254,651
                                                               ------------       ------------
Net increase in net assets resulting from operations ....        40,658,381         38,374,803

DISTRIBUTIONS:
  Dividends to shareholders from net investment income ..        (2,924,069)        (1,344,358)
  Distributions to shareholders from net realized gain on
    investments .........................................        (7,097,006)          (253,652)
Net increase in net assets from Fund share transactions
  (Note 4)                                                      110,231,566        105,965,682
                                                               ------------       ------------
Net increase in net assets ..............................       140,868,872        142,742,475

NET ASSETS
Beginning of year .......................................       201,598,507         58,856,032
                                                               ------------       ------------
End of year (including undistributed net investment
  income of $1,039,581 and $371,199, respectively) ......      $342,467,379       $201,598,507
                                                               ------------       ------------

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a Fund share outstanding throughout each year.

                                                 YEAR             YEAR            YEAR            PERIOD
                                                 ENDED           ENDED           ENDED            ENDED
                                                3/31/97        3/31/96(a)     3/31/95(a)       3/31/94(b)
                                               --------        -------        -------          -------
Net asset value, beginning of year ..         $  14.29        $  10.71        $   9.71          $  10.00
                                              --------        --------        --------          --------
Income from investment operations:
Net investment income(c) ............             0.13            0.15            0.13              0.01
Net realized and unrealized gain
  (loss) on investments .............             2.39            3.56            0.93             (0.30)
                                              --------        --------        --------          --------
    Total from investment operations              2.52            3.71            1.06             (0.29)
                                              --------        --------        --------          --------
DISTRIBUTIONS:
  Dividends from net investment
    income ..........................            (0.17)          (0.11)          (0.06)          --
  Distributions from net realized
    gains ...........................            (0.42)          (0.02)        --                --
                                              --------        --------        --------          --------
    Total distributions .............            (0.59)          (0.13)          (0.06)          --
                                              --------        --------        --------          --------
Net asset value, end of year ........         $  16.22        $  14.29        $  10.71          $   9.71
                                              ========        ========        ========          ========
Total return(d) .....................            17.75%          34.70%          11.02%            (2.90)%
                                              ========        ========        ========          ========
Ratios/Supplemental Data:
Net assets, end of year (in 000's) ..         $342,467        $201,599        $ 58,856          $ 16,133
Ratio of operating expenses
  to average net assets(e) ..........             1.39%           1.39%           1.74%             2.26%(f)
Ratio of net investment income
  to average net assets .............             0.92%           1.13%           1.25%             0.64%(f)
Portfolio turnover rate .............            16%                 9%              4%                0%(g)
Average commission rate
  (per share of security)(h) ........         $ 0.0302        $ 0.0341             N/A               N/A

------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fund commenced operations on December 8, 1993.
(c) Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31,
    1997, 1996 and 1995 and the 3.75-month period ended March 31, 1994 was $0.11, $0.12,
    $0.11 and $(0.01), respectively.
(d) Total return represents aggregate total return for the periods indicated.
(e) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1997, 1996 and 1995 and the
    3.75-month period ended March 31, 1994 were 1.52%, 1.61%, 1.94% and 3.51%, respectively.
(f) Annualized.
(g) Amount rounds to less than 1.0%.
(h) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities, for which the primary market is a national securities exchange or other market where there exists a reliable daily publication of actual transaction prices, are valued at the last sale price prior to the close of regular trading or, if there were no sales during the day, at the mean between the last ask price and the last bid price prior to the close of regular trading. Over-the-counter securities and securities listed or traded on certain foreign exchanges whose operations are similar to the United States ("U.S.") over-the-counter market are valued at the mean between the bid and ask prices. Portfolio securities that are traded primarily on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract of the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

    The Company on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company L.P. ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. From time to time, Tweedy, Browne may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1997, Tweedy, Browne voluntarily waived fees of $284,262.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund, have approximately $22.8 million of their own money invested in the Fund.

    The Company on behalf of the Fund has entered into an administration agreement, as amended on February 15, 1997 (the "Administration Agreement") with First Data Investor Services Group, Inc. ("FDISG"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays FDISG an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund.

                                             FEES ON ASSETS
                         -------------------------------------------------------
                                                BETWEEN
                             UP TO              $500 AND           EXCEEDING
                          $500 MILLION         $1 BILLION          $1 BILLION
--------------------------------------------------------------------------------
Administration Fees          0.06%               0.04%               0.02%
--------------------------------------------------------------------------------

                             UP TO             EXCEEDING
                          $100 MILLION        $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees              0.03%               0.01%
--------------------------------------------------------------------------------

    For the period from April 1, 1996 through February 14, 1997, FDISG voluntarily waived administration fees of $32,914. For the period from February 15, 1997 through March 31, 1997, FDISG voluntarily waved administration and fund accounting fees of $21,979.

    Under the terms of the Administration Agreement, the Company will pay for Fund Administration Services a minimum fee of $40,000 per annum, not to be aggregated with fees for Fund Accounting Services. The Company will pay a minimum monthly fee of $3,000 for Fund Accounting Services for the Fund, not to be aggregated with fees for Fund Administration Services.

    Prior to February 15, 1997, the Company paid FDISG an administrative fee and a fund accounting fee computed daily and paid monthly at the annual rates of the value of the average daily net assets of the Fund as follows:

                                              FEES ON ASSETS
                          ------------------------------------------------------
                                                 BETWEEN
                              UP TO              $200 AND           EXCEEDING
                           $200 MILLION        $500 MILLION        $500 MILLION
--------------------------------------------------------------------------------
Administration Fees           0.10%               0.08%               0.06%
--------------------------------------------------------------------------------

                              UP TO             EXCEEDING
                           $100 MILLION        $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees               0.06%               0.04%
--------------------------------------------------------------------------------

    For the period April 1, 1996 through February 14, 1997, the Company paid for Fund Administration Services a minimum fee of $40,000 per Fund per annum, not to be aggregated with fees for Fund Accounting Services and a minimum fee of $40,000 per Fund per annum, not to be aggregated with fees for Fund Administration Services.

    No officer, director or employee of Tweedy, Browne, FDISG or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each director who is not an officer, director or employee of Tweedy, Browne, FDISG or any of their affiliates $2,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Bank, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1997, Boston Safe voluntarily waived fees of $4,604. Unified Advisers, Inc., serves as the Fund's transfer agent. Effective May 12, 1997, FDISG will replace Unified Advisers, Inc. as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

    For the year ended March 31, 1997, the Fund incurred total brokerage commissions of $223,652.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments for the year ended March 31, 1997, aggregated $131,396,987 and $36,926,371, respectively.

    At March 31, 1997, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $63,617,578 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $706,212.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                     YEAR ENDED 3/31/97               YEAR ENDED 3/31/96
                ----------------------------------------------------------------
                 SHARES           AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------
Sold              9,381,470      $146,286,093      12,329,516     $153,231,522
Reinvested          599,957         9,419,276         112,691        1,493,159
Redeemed         (2,966,055)      (45,473,803)     (3,834,573)     (48,758,999)
--------------------------------------------------------------------------------
Net Increase      7,015,372      $110,231,566       8,607,634     $105,965,682
--------------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  LINE OF CREDIT

    Effective October 1, 1996, the Company and Mellon Bank, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lessor of $50 million or one-third of its net assets. Interest is payable at the bank's Money Market Rate plus 0.75% on an annualized basis. Under the Agreement, the Company is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 1997, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and schedule of forward exchange contracts, of Tweedy, Browne American Value Fund (the "Fund") (one of a series of Tweedy, Browne Fund Inc.) as of March 31, 1997, the related statement of operations for the year then ended, and the related statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period from December 8, 1993 (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tweedy, Browne American Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period from December 8, 1993 to March 31, 1994, in conformity with generally accepted accounting principles.

                                /s/ Ernst & Young LLP

Boston, Massachusetts
May 2, 1997

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1997

    For the fiscal year ended March 31, 1997, the amount of long-term capital gain distributed to shareholders by the Fund was $4,309,940.

    Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 1997, 62.17% qualify for the dividend received deduction available to corporate shareholders.

                           TWEEDY, BROWNE FUND, INC.
                       52 Vanderbilt Avenue, NY, NY 10017
                          800-432-4789 or 800-873-8242